UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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CLEVELAND BIOLABS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CLEVELAND BIOLABS, INC.

ANNUAL MEETING OF STOCKHOLDERS
April 29, 2008
__________

NOTICE AND PROXY STATEMENT

CLEVELAND BIOLABS, INC.

April 1, 2008

Dear Stockholder:

On behalf of the Board of Directors, I cordially invite you to attend the 2008 Annual Meeting of Stockholders of Cleveland BioLabs, Inc. (the “Company” or “CBLI”) to be held at the Holiday Inn-Buffalo Downtown, 620 Delaware Ave., Buffalo, NY 14202 on April 29, 2008, at 10:00 a.m., Eastern Time.

The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe in detail the matters that we expect to be acted upon at the Annual Meeting. Summarized briefly, they consist of the proposals listed below.

•	First, to elect each of the Company’s seven directors to an additional one-year term expiring at the 2009 Annual Meeting;

•	Second, to ratify the appointment of Meaden & Moore, Ltd. by the Audit Committee of the Board of Directors as the Company’s independent auditor for the fiscal year ending December 31, 2008;

•
Third, to approve the amendment and restatement of the Cleveland BioLabs, Inc. 2006 Equity Incentive Plan, a copy of which, as amended and restated, is attached as Appendix A to the Proxy Statement; and

•	Fourth, to transact such other business as may properly come before the meeting.

The Board of Directors of the Company recommends that you vote “FOR” each proposal set forth in this Notice and Proxy Statement.

A copy of the Company’s annual report to stockholders is enclosed for your information. During the Annual Meeting, stockholders will view a presentation by CBLI’s management and have the opportunity to ask questions.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Regardless of the number of shares you own, please vote your shares as soon as possible. For your convenience, you may vote by telephone by calling toll-free at 1-866-894-0537 or via the Internet at www.continentalstock.com and following the instructions on the enclosed voting instruction card. Alternatively, you may sign and date the enclosed proxy card and promptly return it to us in the enclosed postage paid envelope. If you sign and return your proxy card without specifying your choices, your shares will be voted in accordance with the recommendations of the Board of Directors contained in the Proxy Statement.

We look forward to seeing you on April 29, 2008.

Sincerely,

/s/ Bernard L. Kasten
BERNARD L. KASTEN
Chairman of the Board

CLEVELAND BIOLABS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 29, 2008

To the Stockholders of
Cleveland BioLabs, Inc.:

The Annual Meeting of Stockholders of Cleveland BioLabs, Inc. (“CBLI”) will be held at 10:00 a.m., Eastern Time, on April 29, 2008, at the Holiday Inn-Buffalo Downtown, 620 Delaware Ave., Buffalo, NY 14202 for the following purposes:

1.	To elect seven directors to CBLI’s Board of Directors;

2.
To ratify the appointment of Meaden & Moore, Ltd. by the Audit Committee of the Board of Directors as the independent auditor of CBLI’s financial statements for the fiscal year ending December 31, 2008;

3.	To approve the amendment and restatement of the Cleveland BioLabs, Inc. 2006 Equity Incentive Plan, a copy of which, as amended and restated, is attached as Appendix A to the Proxy Statement; and

4.	To transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on March 18, 2008, as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting. This Notice of Annual Meeting of Stockholders, the Proxy Statement and accompanying form of proxy are first being mailed to stockholders entitled to notice of and to vote at the Annual Meeting on or about April 1, 2008.

By order of the Board of Directors,

/s/ Yakov Kogan
Yakov Kogan
Chief Operating Officer and Secretary
Buffalo, NY
April 1, 2008

All stockholders are urged to attend the meeting in person or by proxy. Whether or not you expect to be present at the meeting, please either (1) vote your shares by telephone or on the Internet by following the instructions on the voting instruction card, or (2) complete, sign and date the enclosed proxy card and return it promptly in the enclosed postage paid envelope furnished for that purpose.

Cleveland BioLabs, Inc.
73 High Street
Buffalo, NY 14203
(716) 849-6810

PROXY STATEMENT

Why did I receive these proxy materials?

We are providing these proxy materials in connection with the solicitation by the Board of Directors of Cleveland BioLabs, Inc., a Delaware corporation (“CBLI,” the “Company,” “we,” “us” or “our”), of proxies to be voted at our 2008 Annual Meeting of Stockholders and at any adjournments or postponements thereof.

You are invited to attend our 2008 Annual Meeting of Stockholders on April 29, 2008, beginning at 10:00 a.m., Eastern Time. The Annual Meeting will be held at the Holiday Inn-Buffalo Downtown, 620 Delaware Ave., Buffalo, NY 14202. During the Annual Meeting, stockholders will view a presentation by our management and have the opportunity to ask questions. Representatives from our auditor, Meaden & Moore, Ltd., will also be available to answer questions.

This Notice of Annual Meeting of Stockholders, Proxy Statement and accompanying form of proxy are first being mailed to stockholders starting on or about April 1, 2008.

Who is entitled to vote at the Annual Meeting?

Holders of CBLI common stock, par value $0.005 per share (the “Common Stock”), as of the close of business on March 18, 2008 (the “Record Date”) are entitled to receive notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. Holders of CBLI Series B Convertible Preferred Stock (the “Series B Preferred”) as of the close of business on the Record Date are also entitled to receive notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof, except that holders of Series B Preferred are not eligible to vote their Series B Preferred if and to the extent that giving effect to such voting rights would result in the holder being deemed to beneficially own in excess of 9.99% of the number of the shares of Common Stock outstanding immediately after giving effect to the voting rights. The shares of Series B Preferred that are not affected by this limitation and that are therefore entitled to vote are referred to herein as the “Eligible Series B Preferred.” As of the Record Date, CBLI had outstanding 13,233,477 shares of Common Stock, 3,541,867 shares of Series B Preferred, and 2,929,758 shares of Eligible Series B Preferred. Each share of Common Stock and each share of Eligible Series B Preferred is entitled to one vote.

Who can attend the Annual Meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Seating will be limited.

What do I need to present for admission to the Annual Meeting?

You will need to present proof of your record or beneficial ownership of Common Stock or Series B Preferred, such as a bank or brokerage account statement, and a form of personal identification to be admitted to the Annual Meeting.

No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Annual Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with CBLI’s transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares, a “stockholder of record.” The Notice of Annual Meeting of Stockholders, Proxy Statement and accompanying form of proxy have been sent directly to you by CBLI.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. The Notice of Annual Meeting of Stockholders, Proxy Statement and accompanying form of proxy have been forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or on the Internet.

What constitutes a quorum?

The required quorum for transaction of business at the Annual Meeting will be a majority of the shares of Common Stock and Eligible Series B Preferred issued and outstanding as of the Record Date. Votes cast by proxy or in person and entitled to be cast at the Annual Meeting will be tabulated by the election inspector appointed for the meeting and will determine whether or not a quorum is present.

What is the Board of Directors’ recommendation with respect to each proposal?

The Board of Directors recommends that you:

▪	vote FOR all of the Board of Directors’ nominees for election as directors;

▪	vote FOR the ratification of the appointment of Meaden & Moore, Ltd. as the independent auditor of our financial statements for the year ending December 31, 2008; and

▪
vote FOR approval of the amendment and restatement of the Cleveland BioLabs, Inc. 2006 Equity Incentive Plan (the “2006 Plan”), a copy of which, as amended and restated, is attached hereto as Appendix A (the “Amended Plan”).

What vote is required to approve each proposal?

▪
Election of Directors. A plurality of all the votes cast at the Annual Meeting shall be sufficient to elect a director, which means that the seven persons receiving the highest number of “FOR” votes will be elected. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. Since the seven nominees for the Board of Directors are running uncontested, each of the nominees will be elected, regardless of how many votes are withheld with respect to such nominee.

▪
Ratification of Auditor. The affirmative vote of a majority of the shares of Common Stock and Eligible Series B Preferred represented in person or by proxy and entitled to be cast at the Annual Meeting is required to ratify the appointment by the Audit Committee of Meaden & Moore, Ltd. as the independent auditor of CBLI’s financial statements for the year ending December 31, 2008.

▪
Amendment to Equity Plan. The affirmative vote of a majority of the shares of Common Stock and Eligible Series B Preferred represented in person or by proxy and entitled to be cast at the Annual Meeting is required to approve the Amended Plan.

How do I vote?

If you complete and properly sign and return the accompanying proxy card, it will be voted as directed on such proxy card. You may also vote by telephone or via the Internet by following the instructions on the voting instruction card accompanying this Proxy Statement. The deadline for voting by telephone or via the Internet is 7:00 p.m., Eastern Time, on April 28, 2008.

If you are a stockholder of record and attend the Annual Meeting, you may deliver your completed proxy card in person. If, however, you hold your shares in “street name” and wish to vote at the annual meeting, you will need to obtain a proxy from the bank, broker or other nominee that holds your shares and present it at the Annual Meeting.

Who are the persons selected by CBLI’s Board of Directors to serve as proxies?

Michael Fonstein and John A. Marhofer, Jr., the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Directors to serve in such capacity. Michael Fonstein is the Chief Executive Officer and President of the Company and John A. Marhofer, Jr. is the Chief Financial Officer of the Company.

Who will count the vote?

At the Annual Meeting, the results of stockholder voting will be tabulated by the inspector of elections appointed by CBLI for the meeting.

Will abstentions and broker non-votes affect the voting results?

Abstentions will be counted by the election inspector towards determining whether a quorum is present. With respect to Proposals 2 and 3, which require approval of a majority of shares entitled to vote and represented in person or by proxy, abstentions will have the same effect as voting against the proposal. With respect to Proposal 1, for which each nominee must receive a plurality of shares entitled to vote and represented in person or by proxy, abstentions will have no legal effect on the outcome of the vote.

Broker non-votes are proxies received from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Brokers only possess discretionary power over matters that are considered routine, such as the uncontested election of directors described in Proposal 1 or the approval of auditors described in Proposal 2. In contrast, brokers do not have discretionary authority to vote shares held in “street name” on non-routine matters, such as the amendment to the 2006 Plan described under Proposal 3, without your instructions.

Broker non-votes will be counted by the election inspector towards determining whether a quorum is present. Broker non-votes will not be counted as present and entitled to vote on a particular proposal and therefore will have no effect on the outcome of the vote on any proposal.

Stockholders are advised to forward their voting instructions promptly so as to afford brokers sufficient time to process such instructions.

Can I change my vote or revoke my proxy after I return my proxy card or vote by telephone or Internet?

Yes. Even after you have submitted your proxy, whether by sending in a proxy card, or voting by telephone or on the Internet, you may change your vote at any time before the proxy is exercised by filing with CBLI’s Secretary a notice of revocation or by submitting another proxy, whether by sending in a proxy card, or voting by telephone or on the Internet, which proxy bears a later date. If you vote in person at the Annual Meeting, a previously granted proxy will be revoked. However, attendance at the Annual Meeting will not by itself revoke a previously granted proxy. For shares held in “street name,” you may revoke your previously granted proxy by submitting new voting instructions to your bank, broker or other nominee or contacting the person responsible for your account and instructing that person to execute on your behalf the proxy card as soon as possible.

Could other matters be decided at the Annual Meeting?

Yes. As of the date of this Proxy Statement, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement. If any other items or matters properly come before the Annual Meeting, the proxies received will be voted on those items or matters in accordance with the discretion of the proxy holders.

Is there a list of stockholders entitled to vote at the Annual Meeting?

Yes. A list of stockholders entitled to vote at the Annual Meeting, arranged in alphabetical order, showing the address of, and number of shares registered in the name of, each stockholder, will be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, commencing April 19, 2008, and continuing through the date of the Annual Meeting, at the principal offices of CBLI, 73 High Street, Buffalo, New York 14203.

Can I access the Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report to Stockholders on the Internet?

CBLI’s Annual Report to Stockholders for the year ended December 31, 2007, containing financial and other information pertaining to CBLI, is being furnished to stockholders with this Proxy Statement. The Notice of Annual Meeting of Stockholders, Proxy Statement, Form 10-K and Annual Report to Stockholders are available on the Company’s website at www.cbiolabs.com under the link “Investor Information.”

PROPOSAL 1
ELECTION OF DIRECTORS

CBLI’s Board of Directors consists of seven directors, each of whom is a nominee in the current election. If elected, the seven nominees for election as directors at CBLI’s 2008 Annual Meeting of Stockholders will serve for one year terms expiring at CBLI’s 2009 Annual Meeting of Stockholders. The Board of Directors recommends that the stockholders vote in favor of the election of the nominees named in this Proxy Statement to serve as directors of CBLI. See “Nominees” below.

In accordance with NASDAQ Marketplace Rule 4350(c), and the standard of independence defined in NASDAQ Marketplace Rule 4200(a)(15), a majority of CBLI’s Board of Directors are "independent directors.” CBLI’s independent directors are James J. Antal, Paul E. DiCorleto, Bernard L. Kasten, and H. Daniel Perez. In making the determination of independence with respect to Dr. DiCorleto, the Nominating and Corporate Governance Committee of the Board of Directors, with Dr. DiCorleto abstaining from the determination, considered Dr. DiCorleto’s affiliation with the Cleveland Clinic and satisfied itself that this affiliation does not detract or interfere with Dr. DiCorleto’s ability to exercise independent judgment in carrying out his responsibilities as director and serving the best interests of our stockholders. Messrs. DiCorleto, Kasten and Perez make up our Nominating and Corporate Governance Committee. Messrs. Antal, Kasten and Perez make up our Compensation Committee and Audit Committee. As members of CBLI’s Audit Committee, Messrs. Antal, Kasten, and Perez meet the additional independence requirements for audit committee members under NASDAQ Marketplace Rule 4350(d). Specifically, Messrs. Antal, Kasten, and Perez satisfy the criteria for independence set forth in Rule 10a-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and have not participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

The Nominating and Corporate Governance Committee of the Board has reviewed the performance of all current directors, and has recommended that all nominees be approved for reelection. If at the time of the Annual Meeting, any of the Board of Directors’ nominees should be unable or decline to serve, the persons named as proxies on the proxy card will vote for such substitute nominee or nominees as the Board of Directors recommends, or vote to allow the vacancy created thereby to remain open until filled by the Board of Directors, as the Board of Directors recommends. The Board of Directors has no reason to believe that any of the nominees will be unable or decline to serve as a director if elected.

NOMINEES

The names of the nominees for the office of director, together with certain information concerning such nominees, are set forth below:

Name	Age	Positions with CBLI
Bernard L. Kasten (1)(2)(3)	61	Chairman of the Board
James J. Antal (1)(3)	57	Director
Paul E. DiCorleto (2)(3)	56	Director
Michael Fonstein, Ph.D.	48	Director, Chief Executive Officer, President
Andrei Gudkov, Ph.D.	51	Director, Chief Scientific Officer
Yakov Kogan, Ph.D.	34	Director, Chief Operating Officer, Secretary
H. Daniel Perez (1)(2)(3)	58	Director

(1) Member of the Audit Committee and Compensation Committee.

(2) Member of the Nominating and Corporate Governance Committee.

(3) Determined to be independent, in accordance with NASDAQ Marketplace Rules.

Bernard L. Kasten, M.D. Dr. Kasten became a member of our board on July 20, 2006 and was appointed Chairman of the Board on August 30, 2006. From 1995 to 2004, Dr. Kasten served at Quest Diagnostics Incorporated where he was Chief Laboratory Officer and most recently Vice President of Medical Affairs of its MedPlus Inc. subsidiary. Dr. Kasten served as a director of SIGA Technologies from May 2003 to December 2006, and as SIGA’s Chief Executive Officer from July 2004 through April 2006. Dr. Kasten currently serves as a director of Enzo BioChem Inc., GeneLink Inc., and SeraCare Life Sciences Inc. Dr. Kasten is also a director of several privately held companies. Dr. Kasten is a graduate of the Ohio State University College of Medicine. His residency was served at the University of Miami, Florida, and he was awarded fellowships at the National Institutes of Health Clinical Center and NCI, Bethesda, Maryland. He is a diplomat of the American Board of Pathology with certification in anatomic and clinical pathology with sub-specialty certification in Medical Microbiology.

  James J. Antal Mr. Antal became a member of our board on July 20, 2006. Mr. Antal served as Chief Financial Officer of Experian from 1996 to 2001 and as Chief Investment Officer of Experian from 2001 to 2002. Experian is a leading global provider of consumer and business credit information, direct marketing information services, and integrated customer relationship management processes. He also served on the Board of Directors of First American Real Estate Solutions, an Experian joint venture with First American Financial Corp. Mr. Antal earned a Bachelor of Science degree in Business Administration with an Accounting major from The Ohio State University in 1973. He became a Certified Public Accountant (Ohio) in 1975. Starting in 2002, Mr. Antal served as an advisor to the board of directors for Plexus Vaccine, Inc., a biotech company, until it was acquired by SIGA Technologies in 2004. In December 2004, he joined the SIGA board of directors, and also currently serves on its audit and corporate governance committees. From May 2004 to August 2005, he was engaged as the Chief Financial Advisor to the Black Mountain Gold Coffee Co. In July 2005, he joined Pathway Data Inc, a privately held company engaged in consumer credit notification and identity theft assistance services, as its part-time Chief Financial Officer.

  Paul E. DiCorleto, Ph.D. Dr. DiCorleto has served as one of our directors since 2004. He is the Chairman of the Lerner Research Institute of the Cleveland Clinic and Chairman of the Department of Molecular Medicine at the Case School of Medicine. Dr. DiCorleto received his undergraduate training in chemistry at Rensselaer Polytechnic Institute and his doctorate in biochemistry from Cornell University. Dr. DiCorleto’s research focuses on the molecular and cellular basis of atherosclerosis. He has been with the Cleveland Clinic since 1981, having served previously as Chairman of the Department of Cell Biology, as an Associate Chief of Staff, and as a member of the Clinic’s Board of Governors and Board of Trustees. Dr. DiCorleto is currently serving, as the most recent past president, on the Executive Committee of the North American Vascular Biology Organization, as chair of the Vascular Biology study section of the national American Heart Association, and as a member of the Association of American Medical Colleges’ Advisory Panel on Research.

  Michael Fonstein, Ph.D. Dr. Fonstein has served as our Chief Executive Officer, President, and as one of our directors since our inception in June 2003. He served as Director of the DNA Sequencing Center at the University of Chicago from its creation in 1994 to 1998, when he left to found Integrated Genomics, Inc. located in Chicago, Illinois. He served as CEO and President of Integrated Genomics from 1997 to 2003. Dr. Fonstein has won several business awards, including the Incubator of the Year Award from the Association of University Related Research Parks. He was also the winner of a coveted KPMG Illinois High Tech Award.

  Andrei Gudkov, Ph.D., D. Sci. Dr. Gudkov has served as one of our directors and as our Chief Scientific Officer since our inception in June 2003. Prior to 1990, he worked at The National Cancer Research Center in Moscow, where he led a broad research program focused on virology and cancer drug resistance. In 1990, he reestablished his lab at the University of Illinois at Chicago where he became a tenured faculty member in the Department of Molecular Genetics. His lab concentrated on the development of new functional gene discovery methodologies and the identification of new candidate cancer treatment targets. In 1999, he defined p53 as a major determinant of cancer treatment side effects and suggested this protein as a target for therapeutic suppression. In 2001, Dr. Gudkov moved his laboratory to the Lerner Research Institute at the Cleveland Clinic where he became Chairman of the Department of Molecular Biology and Professor of Biochemistry at Case Western Reserve University. In May 2007, Dr. Gudkov became Senior Vice President of Research Programming and Development for Roswell Park Cancer Institute. He continues in his capacity as a consultant with CBLI.

  Yakov Kogan, Ph.D. Dr. Kogan has served as one of our directors since our inception in June 2003, as Secretary since March 2006, and as Chief Operating Officer since February 2008. Dr. Kogan also served as our Executive Vice President of Business Development from our inception until February 2008. From 2002 to 2003, as Director for Business Development at Integrated Genomics, he was responsible for commercial sales and expansion of the company’s capital base. Prior to his tenure in business development, Dr. Kogan worked as a Group Leader/Senior Scientist at Integrated Genomics and ThermoGen, Inc. and as Research Associate at the University of Chicago. Dr. Kogan holds a Ph.D. degree in Molecular Biology from All-Union Research Institute of Genetics and Selection of Industrial Microorganisms (VNIIGenetika) (Moscow, Russia), as well as an MBA degree from the University of Chicago Graduate School Of Business.

  H. Daniel Perez, M.D. Dr. Perez became a member of our board on July 20, 2006. Dr. Perez is currently a Venture Partner at Bay City Capital, LLC, a venture firm located in San Francisco. From 2001 until 2006, Dr. Perez was the President and CEO of Berlex Biosciences. He joined Berlex Biosciences in 1993. Berlex Biosciences combined biotechnology and pharmaceutical discovery and development technologies to deliver innovative treatments for cardiovascular, cancer and immuno-based disorders. He earned his undergraduate degree at Mariano Moreno School, Argentina and graduated from Buenos Aires University Medical School. After completing an internship and residency in internal medicine at Beth Israel Medical Center in New York, Dr. Perez was a Fellow in Rheumatology at New York University-Bellevue Medical Center. He served on the NYU faculty until he was recruited by the University of California at San Francisco (UCSF) Medical School to start the Rosalind Russell Arthritis Center at San Francisco General Hospital under the direction of Dr. Ira Goldstein. Dr. Perez is currently a Professor of Medicine at UCSF.

The Board of Directors recommends that stockholders vote FOR all of the Board of Directors’ nominees for election as directors.

DIRECTOR COMPENSATION

For their service during the one-year term following the 2007 Annual Meeting, each of our independent directors received an annual retainer of $50,000. In addition, the chairperson of the Audit Committee (Mr. Antal) received an annual fee of $15,000 and the other members of the Audit Committee (Messrs. Kasten and Perez) each received an annual fee of $10,000. The chairperson of the Compensation Committee (Mr. Kasten) received an annual fee of $7,500 and the other members of the Compensation Committee (Messrs. Antal and Perez) each received $5,000. Each member of the Nominating and Corporate Governance Committee (Messrs. Kasten, DiCorleto,and Perez), including the chairperson, received an annual fee of $2,500. For the year ending December 31, 2007, we granted to each of our independent directors options to purchase 35,000 shares of Common Stock at an exercise price of $9.40 per share. All of those options were awarded on June 12, 2007, vested immediately upon grant and are exercisable for ten years. Each of our independent directors is also reimbursed for reasonable out-of-pocket expenses incurred in attending Board or Committee meetings.

The total compensation of our directors (other than those directors whose compensation is disclosed herein under the heading “Executive Compensation”) for the year ended December 31, 2007 in their capacity as directors is shown in the table below.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Bernard L. Kasten	$97,500	-	$237,300	-	-	-	$334,800

H. Daniel Perez	$98,125	-	$237,300	-	-	-	$335,425

James J. Antal	$100,000	-	$237,300	-	-	-	$337,300

Paul E. DiCorleto	$39,375	-	237,300	-	-	-	$276,675

Andrei Gudkov	-	-	-	-	-	-	$0

(1)
For services for the one-year term preceding the 2007 Annual Meeting, Messrs. Kasten, Perez and Antal were paid $45,000, $47,500 and $47,500 respectively in February and May 2007. Dr. DiCorleto was not paid for services preceding the 2007 Annual Meeting. The remaining portions of the amounts listed in this column reflect compensation for services rendered during the one-year term after the 2007 Annual Meeting that was paid in 2007.

(2)
On June 12, 2007, following their election at the 2007 Annual Meeting, Messrs. Kasten, Perez, Antal, and DiCorleto each received options to purchase 35,000 shares of Common Stock at an exercise price of $9.40 per share. All of those options vested immediately upon grant and are exercisable for ten years. Award amounts are calculated using the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 123R, Share-Based Payment.

Board Meetings— During the year ended December 31, 2007, the Board of Directors held twelve meetings, and each director attended at least 75% of the aggregate of the total number of Board of Directors meetings and the total number of Committee meetings on which he served. Directors are expected to attend the Annual Meeting, absent unusual circumstances. All seven directors attended the 2007 Annual Meeting of Stockholders.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee, each comprised entirely of directors who are “independent” as that concept is defined in the corporate governance listing requirements of The NASDAQ Global Market.  Each Committee has a written charter that is posted on the Company’s website, www.cbiolabs.com, under the link “Investor Information.” Each of Messrs. Antal, DiCorleto, Kasten, and Perez is independent under The NASDAQ Marketplace Rules and the Exchange Act. The members of the Audit Committee are Messrs. Antal (Chairperson), Kasten, and Perez. The members of the Compensation Committee are Messrs. Kasten (Chairperson), Antal, and Perez. The members of the Nominating and Corporate Governance Committee are Messrs. Kasten (Chairperson), DiCorleto, and Perez. Executive sessions of the independent directors are to be held at least twice per year.

Audit Committee— The Audit Committee generally has direct responsibility and oversight for CBLI’s accounting policies and internal controls, financial reporting practices, and legal and regulatory compliance. More specifically, the Audit Committee has responsibility to review and discuss the annual audited financial statements and disclosures with management and the independent auditor; review the financial statements and disclosures provided in CBLI’s quarterly and periodic reports with management and the independent auditor; and oversee the external audit coverage, including appointment and replacement of the independent auditor and pre-approval of all audit and non-audit services to be performed by the independent auditor. The Board of Directors has determined that Mr. Antal is an “audit committee financial expert,” as that term is defined in the Securities and Exchange Commission (the “SEC”) rules adopted pursuant to the Sarbanes-Oxley Act. During the year ended December 31, 2007, the Audit Committee held five meetings. See “Report of the Audit Committee of the Board of Directors.”

Compensation Committee— The Compensation Committee determines and approves the compensation level of executive officers based on an evaluation of their performance in light of CBLI’s goals and objectives. When determining the long-term incentive component of executive compensation, the Compensation Committee considers CBLI’s performance and relative stockholder return, the value of similar incentive awards to executive officers in comparable positions at comparable companies, and awards given to executive officers in past years. The Compensation Committee makes recommendations to the full Board of Directors with respect to the adoption, amendment, termination, or replacement of both incentive compensation plans and equity-based plans. The Compensation Committee has the power to retain professionals to assist in the evaluation of director and executive compensation, and has the sole authority to retain and terminate any such professional and to approve the professional’s fees. The Compensation Committee may also establish subcommittees of entirely independent directors to evaluate special or unique matters. During the year ended December 31, 2007, the Compensation Committee held six meetings.

Nominating and Corporate Governance Committee— The Nominating and Corporate Governance Committee generally has responsibility for identifying candidates who are eligible under the qualification standards set forth in CBLI’s Corporate Governance Guidelines and recommending such eligible individuals to serve as members of the Board of Directors. It also makes recommendations to the Board of Directors concerning the structure and membership of other Board committees. The Nominating and Corporate Governance Committee is also charged with considering matters of corporate governance generally and reviewing and recommending to the Board of Directors, periodically, CBLI’s corporate governance principles. During the year ended December 31, 2007, the Nominating and Governance Committee held three meetings.

Corporate Governance Guidelines— In May 2006, the Board of Directors adopted Corporate Governance Guidelines to assist the Board of Directors in fulfilling its responsibility to exercise its business judgment in what it believes to be the best interests of CBLI’s stockholders. The Corporate Governance Guidelines are posted on the Company’s website, www.cbiolabs.com, under the link “Investor Information.”

Code of Ethics for Senior Executives and Code of Conduct— In May 2006, the Board of Directors adopted a Code of Ethics for Senior Executives that is specifically applicable to its executive officers and senior financial officers, including its principal executive officer and its principal financial officer. The Code of Ethics for Senior Executives is posted on the Company’s website, www.cbiolabs.com, under the link “Investor Information.” CBLI has also adopted a Code of Conduct in order to promote honest and ethical conduct and compliance with the laws and governmental rules and regulations to which the Company is subject. The Code of Conduct is applicable to all of CBLI’s employees, officers and directors, and is posted on the Company’s website, www.cbiolabs.com, under the link “Investor Information.”

Nominating Procedures— As described above, the Company has a standing Nominating and Corporate Governance Committee and its charter is posted on the Company’s website, www.cbiolabs.com, under the link “Investor Information.”

The Nominating and Corporate Governance Committee considers many factors when considering candidates for the Board of Directors and strives for the Board to be comprised of directors with a variety of experience and backgrounds, who have high-level managerial experience in a complex organization, and who represent the balanced interest of stockholders as a whole rather than those of special interest groups. Other important factors in Board composition include strength of character, mature judgment, specialized expertise, relevant scientific and technical skills, diversity, level of education, broad-based business acumen, experience and understanding of strategy and policy-setting and the extent to which the candidate would fill a present need on the Board. Depending upon the current needs of the Board, certain factors may be weighed more or less heavily by the Nominating and Corporate Governance Committee.

In considering candidates for the Board, the Nominating and Corporate Governance Committee considers the entirety of each candidate’s credentials and does not have any specific minimum qualifications that must be met by a Nominating and Corporate Governance Committee or stockholder-recommended nominee. However, the Nominating and Corporate Governance Committee does believe that all members of the Board should have the highest character and integrity, a reputation for working constructively with others, sufficient time to devote to Board matters, and no conflict of interest that would interfere with their performance as a director. In the case of current Directors being considered for renomination, the Nominating and Corporate Governance Committee will also take into account the director’s history of attendance at meetings of the Board of Directors or its committees, the Director’s tenure as a member of the Board of Directors, and the Director’s preparation for and participation in such meetings.

The Nominating and Corporate Governance Committee considers candidates for the Board from any reasonable source, including stockholder recommendations. The Nominating and Corporate Governance Committee does not evaluate candidates differently based on who has made the proposal. The Nominating and Governance Committee has the authority under its charter to hire consultants or search firms to assist in the process of identifying and evaluating candidates. Candidates are recommended to the Board of Directors after consultation with the Chairman of the Board.

Stockholders who wish to suggest qualified candidates should write to the Office of the Secretary, Cleveland BioLabs, Inc., 73 High Street, Buffalo, New York 14203 specifying the name of the candidates and stating in detail the qualifications of such persons for consideration by the Nominating and Corporate Governance Committee. A written statement from the candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director should accompany any such recommendation. Stockholders who wish to nominate a director for election at an annual meeting of the stockholders of the Company must comply with the Company’s By-Laws regarding stockholder proposals and nominations. See “Proposals of Stockholders” contained herein under “Miscellaneous and Other Matters.”

Communications with the Board of Directors— Stockholders or other interested parties may communicate with the Board of Directors by sending a letter to CBLI Board of Directors, c/o Office of the Secretary, 73 High Street, Buffalo, New York 14203. The Office of the Secretary will receive the correspondence and forward it to the Director or Directors to whom the communication is addressed. From time to time, the Board of Directors may change the process or means by which stockholders may communicate with the Board or its members. Please refer to CBLI’s website, www.cbiolabs.com, for any changes in this process.

Transactions with Related Parties— Pursuant to the Company’s Code of Conduct, the Audit Committee must approve in advance any transaction that could involve an actual, potential or perceived conflict of interest, including transactions where employees or directors have a substantial financial interest in a competitor, customer or supplier of the Company, or where gifts or loans of value in excess of $200 are received in a year from suppliers, customers or competitors of CBLI. The policy also requires disclosure or approval where an employee or director owns a substantial interest in an entity that has a prospective business relationship with, or is a competitor of, CBLI.

On or around May 31, 2006, we entered into a Collaboration Agreement with one of our stockholders, ChemBridge Corporation (“ChemBridge”), which at the time beneficially owned approximately 6.12% of our Common Stock and which, as of December 31, 2007, beneficially owned approximately 5.1% of our Common Stock. Pursuant to the Collaboration Agreement, we and ChemBridge agreed to collaborate on efforts to research and develop pharmaceutical compounds targeting renal cell carcinoma (a highly fatal form of kidney disease) and other cancers. The financial commitment from each party depends on the success of each step of the project. As part of the agreement, ChemBridge has agreed to provide 5.25 full-time equivalent personnel in exchange for a 50% interest in all developed pharmaceutical compounds.

Pursuant to our existing license agreement with The Cleveland Clinic Foundation (“CCF”), we had paid as of December 31, 2007, $300,000 in milestone payments. Since our inception, we have subcontracted with CCF for grants, and lab and other services, in the approximate amount of $2,545,000, of which approximately $876,000 was paid in 2007. As of December 31, 2007, CCF beneficially owned approximately 10.4% of our Common Stock.

In connection with our private placement offering in March 2007, we issued securities to Sunrise Securities Corp. (“SSC”) and Sunrise Equity Partners, LP. (“SEP”), affiliated entities that collectively owned more than 10% of the Company’s outstanding Common Stock at the time of the private placement. In the transaction, SEP purchased Series B Preferred convertible into 600,000 shares of Common Stock and received Series B Warrants to purchase 300,000 shares of Common Stock. We also issued Series B Preferred convertible into 290,298 shares of Common Stock, Series B Warrants to purchase an aggregate of 145,149 shares of Common Stock, and Series C Warrants to purchase 267,074 shares of Common Stock to SSC and its designees in consideration for SSC’s services as lead placement agent. We also engaged SSC as our exclusive management agent regarding all exercises of the Series B Warrants, for which we will pay SSC a fee equal to 3.5% of the aggregate exercise price of each Series B Warrant, payable in cash if the exercise is in cash or in shares of Common Stock if the exercise is cashless. SSC’s role as lead placement agent in the private placement along with SEP’s role as a buyer presented a potential conflict of interest. As such, it was subject to a detailed review, and subsequent approval by both the Audit Committee and our Board of Directors.

EXECUTIVE OFFICERS

Set forth below is a table identifying the executive officer of CBL who is not identified in the table entitled “Election of Directors—Nominees.”

Name	Age	Position
John A. Marhofer, Jr.	45	Chief Financial Officer

John (Jack) A. Marhofer, Jr., CMA, CFM Mr. Marhofer joined us as Controller and General Manager in February 2005 and was subsequently appointed to be our Chief Financial Officer in August 2005. He was Corporate Controller of Litehouse Products, Inc. from June 2001 to February 2005. Mr. Marhofer earned his Bachelor of Science in Accounting and Marketing from Miami University in Ohio in 1984, and his Masters in Business Administration in Finance from Akron University in Ohio in 1997, where he was named to the National Honor Society of the Financial Management Association.

The Board of Directors elects officers annually and such officers serve at the discretion of the Board of Directors. There are no family relationships among any of the directors or officers of CBLI.

Section 16(a) Beneficial Ownership Reporting Compliance— Section 16 of the Exchange Act requires CBLI’s officers (as defined under Section 16), directors and persons who beneficially own greater than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Based solely on a review of the forms it has received and written representations or the absence of written representations received in response to its inquiries, CBLI believes that, during 2007, all Section 16 filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with by such persons.

EXECUTIVE COMPENSATION

The following table provides information concerning compensation for services rendered to us for the year ended December 31, 2007, paid to Michael Fonstein, who served as our principal executive officer, and our two most highly compensated executive officers (other than the principal executive officer), Messrs. Kogan and Gudkov (collectively, the “Named Officers”).

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards(1) ($)	Non- Equity Incentive Plan Compens- ation ($)	Non- Qualified Deferred Compens -ation Earnings ($)	All Other Compens- ation ($)	Total ($)
Michael Fonstein Chief Executive Officer	2007 2006	230,208 191,667	104,507(2) 35,375	- -	198,375(3) -	- -	- -	22,040(4) -	555,130 227,042

Yakov Kogan Executive Vice President of Business Development(5)	2007 2006	180,000 166,667	97,645(6) 34,500	- -	198,375(7) -	- -	- -	181,374(8) 48,855(9)	657,394 250,022

John A. Marhofer, Jr. Chief Financial Officer	2007 2006	133,333 90,000	83,920 (10) 17,750	- -	152,372 (11) 49,559	- -	- -	7,786(12) -	377,411 157,309

(1)	Option award amounts are calculated using the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 123R, Share-Based Payment.

(2)
Consists of $40,000 paid in April 2007 as a bonus for completing the Company’s Series B Preferred transaction consummated on March 16, 2007, and a $64,507 bonus for performance during 2007 paid in March 2008.

(3)
Represents (i) options to purchase 37,500 shares of the Company’s Common Stock, granted on April 6, 2007 for completing the Company’s Series B Preferred transaction consummated on March 16, 2007, which vested immediately and have an exercise price of $8.36 per share (the market price of our Common Stock on the date of the grant), and (ii) options to purchase 137,250 shares of the Company’s Common Stock, granted on February 4, 2008 for performance during 2007, which vested immediately and have an exercise price of $4.00 per share (the market price of our Common Stock on the date immediately after the grant).

(4)	Consists of $12,929 in reimbursements for commuting from primary residence in Chicago, Illinois and $9,111 in reimbursements for relocation costs to Buffalo, New York.

(5)	Dr. Kogan served as our Executive Vice President of Business Development from our inception until February 2008, at which time Dr. Kogan was appointed to the position of Chief Operating Officer.

(6)
Consists of $40,000 paid in April 2007 as a bonus for completing the Company’s Series B Preferred transaction consummated on March 16, 2007, and a $57,645 bonus for performance during 2007 paid in March 2008.

(7)
Represents (i) options to purchase 37,500 shares of the Company’s Common Stock, granted on April 6, 2007 for completing the Company’s Series B Preferred transaction consummated on March 16, 2007, which vested immediately and have an exercise price of $8.36 per share (the market price of our Common Stock on the date of the grant), and (ii) options to purchase 137,250 shares of the Company’s Common Stock, granted on February 4, 2008 for performance during 2007, which vested immediately and have an exercise price of $4.00 per share (the market price of our Common Stock on the date immediately after the grant).

(8)	Consists of $97,720 in tuition reimbursement for masters in business administration program and $83,654 in reimbursements for relocation costs to Buffalo, New York.

(9)	Tuition reimbursement for masters in business administration program.

(10)
Consists of $40,000 paid in April 2007 as a bonus for completing the Company’s Series B Preferred transaction consummated on March 16, 2007, and a $43,920 bonus for performance during 2007 paid in March 2008.

(11)
Represents (i) options to purchase 37,500 shares of the Company’s Common Stock, granted on April 6, 2007 for completing the Company’s Series B Preferred transaction consummated on March 16, 2007, which vested immediately and have an exercise price of $8.36 per share (the market price of our Common Stock on the date of the grant), and (ii) options to purchase 91,500 shares of the Company’s Common Stock, granted on February 4, 2008 for performance during 2007, which vested immediately and have an exercise price of $4.00 per share (the market price of our Common Stock on the date immediately after the grant).

(12)	Consists of $7,786 in reimbursements for relocation costs to Buffalo, New York.

CBLI entered into employment agreements dated as of August 1, 2004 with each of Michael Fonstein, CBLI’s Chief Executive Officer, and Yakov Kogan, CBLI’s Chief Operating Officer. For the year ended December 31, 2007, Dr. Fonstein’s annual base salary was $230,208 and Dr. Kogan’s annual base salary was $180,000. These agreements had three-year initial terms and are renewed pursuant to their terms for successive one-year periods, unless earlier terminated in accordance with their terms. If either executive is terminated by CBLI without cause as described in the agreements, he would be entitled to severance pay equal to nine months of his annual salary. The agreements also contain confidentiality, assignment of inventions, non-competition and non-solicitation provisions to help protect the value of CBLI’s intellectual property. Our Chief Scientific Officer, Andrei Gudkov, serves in such capacity pursuant to a consulting agreement, pursuant to which he was paid $119,256 and $101,250 in compensation for 2007 and 2006, respectively, and received options to purchase 37,500 and 0 shares of Common Stock in 2007 and 2006, respectively.

On May 11, 2007, the Compensation Committee of the Board of Directors approved an executive compensation program designed to reward each of our executive officers for the achievement of certain pre-determined milestones. The purpose of the program is to link each executive officer's compensation to the achievement of key Company initiatives that the Compensation Committee believes have a strong potential to create long-term stockholder value.

Under the terms of this program, after each fiscal year, each component of our executive officers’ compensation packages - base salary, cash bonus and stock option awards - will be measured against the Company's achievement of (1) stock performance milestones, (2) scientific milestones, (3) business milestones and (4) financial milestones. The milestones will be set at the beginning of each fiscal year. Each set of milestones has a threshold level, a target level and a high performance level. For base salary, increases will range between 2% for threshold performance to 6% for high performance. For cash bonuses, increases will range between 15% for threshold performance and 60% for high performance. For stock option awards, awards will range between 50,000 stock options for threshold performance and 300,000 for high performance.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Below is information relating to unexercised options held by the Named Officers as of December 31, 2007.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date

Michael Fonstein	37,500(1)	-	-	8.36	4/5/2017

Yakov Kogan	37,500(1)	-	-	8.36	4/5/2017

John A. Marhofer, Jr.	25,000(1) 10,000(2) 17,388(3)	10,000(2) 5,796(3)		8.36 4.50 0.67	4/5/2017 2/28/2016 6/30/2015

(1)	Immediately vested on the grant date of 4/6/2007

(2)
Options to acquire 5,000 shares of Common Stock immediately vested on grant date of 3/1/2006
Options to acquire 5,000 shares of Common Stock vested on 3/1/2007
Options to acquire 5,000 shares of Common Stock vest on 3/1/2008
Options to acquire 5,000 shares of Common Stock vest on 3/1/2009

(3)
Options to acquire 5,796 shares of Common Stock immediately vested on grant date of 7/1/2005
Options to acquire 5,796 shares of Common Stock vested on 7/1/2006
Options to acquire 5,796 shares of Common Stock vested on 7/1/2007
Options to acquire 5,796 shares of Common Stock vest on 7/1/2008

REPORT OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

The Board of Directors maintains an Audit Committee comprised of three non-employee members of the Board of Directors. After reviewing the qualifications of the current members of the committee, and any relationships they may have with CBLI that might affect their independence from CBLI, the Board of Directors has determined that (1) all current members of the Audit Committee are “independent” as that concept is defined in Section 10A of the Exchange Act, (2) all current members of the Audit Committee are “independent” as that concept is defined in The NASDAQ Marketplace Rules, (3) all current members of the Audit Committee are financially literate, and (4) Mr. Antal qualifies as an audit committee financial expert under the applicable rules promulgated pursuant to the Exchange Act.

The members of the Audit Committee are not professional auditors, and their functions are not intended to duplicate or to certify the activities of management or the independent auditors, nor can the Audit Committee certify that the independent auditors are “independent” under applicable rules. The Audit Committee serves in a board-level oversight role in which it provides advice, counsel and direction to management and the auditors based on the information it receives, on discussions with management and the auditors, and on the members of the Audit Committee’s experience in business, financial and accounting matters. The Audit Committee has the authority to engage its own outside advisors, apart from counsel or advisors hired by management, as it determines appropriate, including experts in particular areas of accounting. Management is responsible for the reporting processes and preparation and presentation of financial statements and the implementation and maintenance of internal controls. CBLI’s independent auditors are responsible for expressing an opinion on the conformity of CBLI’s audited financial statements to generally accepted accounting principles in the United States.

The Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing, and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

(1)	Reviewed and discussed the audited financial statements with management;

(2)
Discussed with Meaden & Moore, Ltd. the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, including the auditor’s judgments about the quality of the Company’s critical accounting policies and practices; and

(3)
Received and reviewed the written disclosures and the letters from Meaden & Moore, Ltd. required by Independence Standards Board Standard No. 1 and discussed with Meaden & Moore any relationships that may impact Meaden & Moore’s objectivity or independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, as filed with the SEC on March 21, 2008.

AUDIT COMMITTEE
James J. Antal (Chairperson)
Bernard L. Kasten
H. Daniel Perez

Principal Accountant Fees and Services

Meaden & Moore, Ltd. acts as the principal auditor for us and also provides certain audit-related services. We have entered into an engagement agreement with Meaden & Moore that sets forth the terms by which Meaden & Moore will perform audit services for us. That agreement is subject to alternative dispute resolution procedures and an exclusion of punitive damages.

The Audit Committee pre-approves all services provided by Meaden & Moore to us. In pre-approving services, the Audit Committee considers whether such services are consistent with the SEC’s rules on auditor independence. The fees for the services provided by Meaden & Moore to us are set forth below:

Audit Fees

Audit Fees were $69,910 for the year ended December 31, 2007 and were $66,500 for the year ended December 31, 2006. Audit Fees consisted of audit work performed in the preparation of financial statements, quarterly financial statement reviews, statutory audits, consultation regarding financial accounting and/or reporting standards and filings with the SEC.

Audit-Related Fees

There were no fees billed by Meaden & Moore for Audit-Related Fees during the years ended December 31, 2007 and December 31, 2006.

Tax Fees

Tax Fees were $7,915 and $8,080 for the years ended December 31, 2007, and December 31, 2006, respectively. Tax Fees consisted of all services performed by the independent auditor’s tax personnel, except those related to the audit of financial statements, and included tax compliance, tax consulting, tax planning and non-recurring projects. All Tax Fees were approved by the Audit Committee.

All Other Fees

There were no fees billed by Meaden & Moore for Other Fees during the years ended December 31, 2007, and December 31, 2006.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following tables set forth information with respect to the beneficial ownership of Common Stock and Series B Preferred, our two classes of voting stock, as of March 1, 2008, by (i) each person or entity known by CBLI to own beneficially more than 5% of the outstanding shares of Common Stock or Series B Preferred, (ii) each CBLI director, (iii) each CBLI executive officer, and (iv) all Company executive officers and directors as a group. Beneficial ownership percentages are based on
•	13,213,477 shares of Common Stock outstanding, and

•	3,561,867 shares of Series B Preferred outstanding, each as of March 1, 2008.

Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares subject to options, warrants or conversion rights held by that person that are currently exercisable or will become exercisable within 60 days after March 1, 2008 are deemed outstanding. These shares are not deemed outstanding for the purpose of computing the percentage ownership of any other person or entity. Unless otherwise indicated, to the Company’s knowledge, each person or entity has sole voting power and dispositive control over the shares shown as owned.

COMMON STOCK

Name and Address	Number of Shares of Registrant Common Stock Beneficially Owned		Percentage of Class Beneficially Owned

Directors and Executive Officers
Bernard L. Kasten	50,000	(1)	*
Director, Chairman of the Board
James J. Antal	50,000	(2)	*
Director
Paul E. DiCorleto	35,000	(3)	*
Director
Michael Fonstein	1,485,950	(4)	11.10%
Director, Chief Executive Officer, President
Andrei Gudkov	1,724,350	(5)	12.88%
Director, Chief Scientific Officer
Yakov Kogan	889,950	(6)	6.65%
Director, Chief Operating Officer, Secretary
H. Daniel Perez	50,000	(7)	*
Director
John A. Marhofer, Jr.	148,888	(8)	1.11%
Chief Financial Officer

All directors and officers as a group (eight people)	4,434,138		31.51%

5% Stockholders
The Cleveland Clinic Foundation(9)	1,341,000	(10)	10.15%
Sunrise Equity Partners, LP(11)	1,285,962	(12)	9.66%
Sunrise Securities Corp.(13)	1,285,962	(14)	9.66%

* Less than 1%.

(1) Includes options to purchase 50,000 shares of Common Stock, which are currently exercisable.

(2) Includes options to purchase 50,000 shares of Common Stock, which are currently exercisable.

(3) Includes options to purchase 35,000 shares of Common Stock, which are currently exercisable.

(4) Includes options to purchase 174,750 shares of Common Stock, which are currently exercisable.

(5) Includes options to purchase 174,750 shares of Common Stock, which are currently exercisable.

(6) Includes options to purchase 174,750 shares of Common Stock, which are currently exercisable.

(7) Includes options to purchase 50,000 shares of Common Stock, which are currently exercisable.

(8) Includes options to purchase 148,888 shares of Common Stock, which are currently exercisable.

(9) 9500 Euclid Avenue, Cleveland, Ohio 44195.

(10) The Cleveland Clinic Foundation is an Ohio non-profit corporation. The power to dispose of and vote these shares is controlled by corporate governance procedures pursuant to the Code of Regulations adopted by The Cleveland Clinic Foundation. Pursuant to these Regulations, the power to dispose of these shares is vested with the Board of Trustees and the power to vote these shares is vested in the (i) Chairman of the Board of Trustees, currently A. Malachi Mixon, II, (ii) President of the Board of Trustees, currently Delos M. Cosgrove, M.D., (iii) Vice President of the Board of Trustees, currently Stephen R. Hardis, and (iv) Vice Chairman of the Board of Trustees, which office is currently vacant. Any vote so exercised by these officers is deemed to have been exercised by and on behalf of The Cleveland Clinic Foundation.

(11) 641 Lexington Ave., 25th Floor, New York, New York 10022.

(12) Includes 1,185,962 shares of Common Stock owned by Sunrise Equity Partners, LP, and 100,000 shares of Common Stock underlying a warrant, which is currently exercisable, owned by Sunrise Securities Corp. Does not include 300,000 shares of Common Stock underlying a Series B Warrant owned by Sunrise Equity Partners, LP, 26,087 shares of Common Stock underlying a Series B Warrant owned by Sunrise Securities Corp., or 48,000 shares of Common Stock underlying a Series C Warrant owned by Sunrise Securities Corp., none of which can be exercised to the extent that after giving effect to such exercise, the owner and its affiliates would beneficially own in excess of 9.99% of the shares of Common Stock outstanding immediately after giving effect to such exercise. Also does not include 600,000 shares of Common Stock underlying Series B Preferred owned by Sunrise Equity Partners, LP, or 52,174 shares of Common Stock underlying Series B Preferred owned by Sunrise Securities Corp., conversion of which is also limited to the extent that it would result in the owner and its affiliates beneficially owning in excess of 9.99% of the shares of Common Stock outstanding immediately after giving effect to such conversion. Ownership of shares of Series B Preferred is set forth separately in the table titled “Series B Preferred” below. Level Counter LLC is the general partner of Sunrise Equity Partners, LP. The three managing members of Level Counter LLC are Nathan Low, the sole stockholder of Sunrise Securities Corp. and its president, Amnon Mandelbaum, one of the Managing Directors of Investment Banking at Sunrise Securities Corp., and Marilyn Adler, who is otherwise unaffiliated with Sunrise Securities Corp., and a unanimous vote of all three persons is required to dispose of the securities of Sunrise Equity Partners, LP. Accordingly, each of such persons may be deemed to have shared beneficial ownership of the securities owned by Sunrise Equity Partners, LP. Such persons disclaim such beneficial ownership. As a result of the relationship of Mr. Low to Sunrise Securities Corp., Sunrise Equity Partners, LP may be deemed to beneficially own the securities owned by Sunrise Securities Corp. and/or Sunrise Securities Corp. may be deemed to beneficially own the securities owned by Sunrise Equity Partners, LP. Sunrise Equity Partners, LP disclaims any beneficial ownership of the securities owned by Sunrise Securities Corp. and Sunrise Securities Corp. disclaims any beneficial ownership of the securities owned by Sunrise Equity Partners, LP.

(13) 641 Lexington Ave., 25th Floor, New York, New York 10022.

(14) Includes 100,000 shares of Common Stock underlying a warrant, which is currently exercisable, owned by Sunrise Securities Corp., and 1,185,962 shares of Common Stock owned by Sunrise Equity Partners, LP. Does not include 26,087 shares of Common Stock underlying a Series B Warrant owned by Sunrise Securities Corp., 48,000 shares of Common Stock underlying a Series C Warrant owned by Sunrise Securities Corp., or 300,000 shares of Common Stock underlying a Series B Warrant owned by Sunrise Equity Partners, LP, none of which can be exercised to the extent that after giving effect to such exercise, the owner and its affiliates would beneficially own in excess of 9.99% of the shares of Common Stock outstanding immediately after giving effect to such exercise. Also does not include 52,174 shares of Common Stock underlying Series B Preferred owned by Sunrise Securities Corp., or 600,000 shares of Common Stock underlying Series B Preferred owned by Sunrise Equity Partners, LP, conversion of which is also limited to the extent that it would result in the owner and its affiliates beneficially owning in excess of 9.99% of the shares of Common Stock outstanding immediately after giving effect to such conversion. Ownership of shares of Series B Preferred is set forth separately in the table titled “Series B Preferred” below. Level Counter LLC is the general partner of Sunrise Equity Partners, LP. The three managing members of Level Counter LLC are Nathan Low, the sole stockholder of Sunrise Securities Corp. and its president, Amnon Mandelbaum, one of the Managing Directors of Investment Banking at Sunrise Securities Corp., and Marilyn Adler, who is otherwise unaffiliated with Sunrise Securities Corp., and a unanimous vote of all three persons is required to dispose of the securities of Sunrise Equity Partners, LP. Accordingly, each of such persons may be deemed to have shared beneficial ownership of the securities owned by Sunrise Equity Partners, LP. Such persons disclaim such beneficial ownership. As a result of the relationship of Mr. Low to Sunrise Securities Corp., Sunrise Equity Partners, LP may be deemed to beneficially own the securities owned by Sunrise Securities Corp. and/or Sunrise Securities Corp. may be deemed to beneficially own the securities owned by Sunrise Equity Partners, LP. Sunrise Equity Partners, LP disclaims any beneficial ownership of the securities owned by Sunrise Securities Corp. and Sunrise Securities Corp. disclaims any beneficial ownership of the securities owned by Sunrise Equity Partners, LP.

SERIES B PREFERRED

Name and Address	Number of Shares of Registrant Series B Preferred Beneficially Owned		Percentage of Class Beneficially Owned

5% Stockholders
SF Capital Partners Ltd.(1)	354,000	(2)	9.94%
Enable Growth Partners, L.P.(3)	500,000	(4)	14.04%
Enable Opportunity Partners, L.P.(5)	500,000	(6)	14.04%
Pierce Diversified Strategy Master Fund, LLC, Ena(7)	500,000	(8)	14.04%
Sunrise Equity Partners, LP(9)	652,174	(10)	18.31%
Sunrise Securities Corp.(11)	652,174	(12)	18.31%
TCMP[3] Partners(13)	202,000	(14)	5.67%

(1) c/o Stark Offshore Management LLC, 3600 South Lake Drive, St. Francis, Wisconsin 53235.

(2) Michael A. Roth and Brian J. Stark have voting and investment control over securities owned by SF Capital Partners Ltd., but Messrs. Roth and Stark disclaim beneficial ownership of such securities.

(3) One Ferry Building, Suite 255, San Francisco, California 94111.

(4) Includes 425,000 shares of Series B Preferred owned by Enable Growth Partners, L.P., 50,000 shares of Series B Preferred owned by Enable Opportunity Partners, L.P., and 25,000 shares of Series B Preferred owned by Pierce Diversified Strategy Master Fund, LLC, Ena. Does not include 212,500 shares of Common Stock underlying Series B Warrants owned by Enable Growth Partners, L.P., 25,000 shares of Common Stock underlying Series B Warrants owned by Enable Opportunity Partners, L.P., or 12,500 shares of Common Stock underlying Series B Warrants owned by Pierce Diversified Strategy Master Fund, LLC, Ena. Mitch Levine, Managing Partner, exercises voting and dispositive control over these shares.

(5) One Ferry Building, Suite 255, San Francisco, California 94111.

(6) Includes 50,000 shares of Series B Preferred owned by Enable Opportunity Partners, L.P., 425,000 shares of Series B Preferred owned by Enable Growth Partners, L.P., and 25,000 shares of Series B Preferred owned by Pierce Diversified Strategy Master Fund, LLC, Ena. Does not include 25,000 shares of Common Stock underlying Series B Warrants owned by Enable Opportunity Partners, L.P., 212,500 shares of Common Stock underlying Series B Warrants owned by Enable Growth Partners, L.P., or 12,500 shares of Common Stock underlying Series B Warrants owned by Pierce Diversified Strategy Master Fund, LLC, Ena. Mitch Levine, Managing Partner, exercises voting and dispositive control over these shares.

(7) One Ferry Building, Suite 255, San Francisco, California 94111.

(8) Includes 25,000 shares of Series B Preferred owned by Pierce Diversified Strategy Master Fund, LLC, Ena, 50,000 shares of Series B Preferred owned by Enable Opportunity Partners, L.P., and 425,000 shares of Series B Preferred owned by Enable Growth Partners, L.P. Does not include 12,500 shares of Common Stock underlying Series B Warrants owned by Pierce Diversified Strategy Master Fund, LLC, Ena, 25,000 shares of Common Stock underlying Series B Warrants owned by Enable Opportunity Partners, L.P., or 212,500 shares of Common Stock underlying Series B Warrants owned by Enable Growth Partners, L.P. Mitch Levine, Managing Partner, exercises voting and dispositive control over these shares.

(9) 641 Lexington Ave., 25th Floor, New York, New York 10022.

(10) Includes 600,000 shares of Series B Preferred owned by Sunrise Equity Partners, L.P. and 52,174 shares of Series B Preferred owned by Sunrise Securities Corp. 40,065 of these shares are Eligible Series B Preferred, as defined in this Proxy Statement, for purposes of voting at the 2008 Annual Meeting of Stockholders. Level Counter LLC is the general partner of Sunrise Equity Partners, LP. The three managing members of Level Counter LLC are Nathan Low, the sole stockholder of Sunrise Securities Corp. and its president, Amnon Mandelbaum, one of the Managing Directors of Investment Banking at Sunrise Securities Corp., and Marilyn Adler, who is otherwise unaffiliated with Sunrise Securities Corp., and a unanimous vote of all three persons is required to dispose of the securities of Sunrise Equity Partners, LP. Accordingly, each of such persons may be deemed to have shared beneficial ownership of the securities owned by Sunrise Equity Partners, LP. Such persons disclaim such beneficial ownership. As a result of the relationship of Mr. Low to Sunrise Securities Corp., Sunrise Equity Partners, LP may be deemed to beneficially own the securities owned by Sunrise Securities Corp., and/or Sunrise Securities Corp. may be deemed to beneficially own the securities owned by Sunrise Equity Partners, LP. Sunrise Equity Partners, LP disclaims any beneficial ownership of the securities owned by Sunrise Securities Corp., and Sunrise Securities Corp. disclaims any beneficial ownership of the securities owned by Sunrise Equity Partners, LP.

(11) 641 Lexington Ave., 25th Floor, New York, New York 10022.

(12) Includes 52,174 shares of Series B Preferred owned by Sunrise Securities Corp. and 600,000 shares of Series B Preferred owned by Sunrise Equity Partners, L.P. 40,065 of these shares are Eligible Series B Preferred, as defined in this Proxy Statement, for purposes of voting at the 2008 Annual Meeting of Stockholders. Level Counter LLC is the general partner of Sunrise Equity Partners, LP. The three managing members of Level Counter LLC are Nathan Low, the sole stockholder of Sunrise Securities Corp. and its president, Amnon Mandelbaum, one of the Managing Directors of Investment Banking at Sunrise Securities Corp., and Marilyn Adler, who is otherwise unaffiliated with Sunrise Securities Corp., and a unanimous vote of all three persons is required to dispose of the securities of Sunrise Equity Partners, LP. Accordingly, each of such persons may be deemed to have shared beneficial ownership of the securities owned by Sunrise Equity Partners, LP. Such persons disclaim such beneficial ownership. As a result of the relationship of Mr. Low to Sunrise Securities Corp., Sunrise Equity Partners, LP may be deemed to beneficially own the securities owned by Sunrise Securities Corp., and/or Sunrise Securities Corp. may be deemed to beneficially own the securities owned by Sunrise Equity Partners, LP. Sunrise Equity Partners, LP disclaims any beneficial ownership of the securities owned by Sunrise Securities Corp., and Sunrise Securities Corp. disclaims any beneficial ownership of the securities owned by Sunrise Equity Partners, LP.

(13) 7 Century Drive, Suite 201, Parsippany, New Jersey 07054.

(14) Walter Schenker and Steven Slawson exercise voting and dispositive control over these shares.

PROPOSAL 2
RATIFICATION OF AUDITOR

The Audit Committee of the Board of Directors has appointed Meaden & Moore, Ltd., independent registered public accountants, as the independent auditor of CBLI’s financial statements for the year ending December 31, 2008.

If our stockholders fail to ratify the appointment, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of CBLI and its stockholders.

Meaden & Moore, Ltd. has been CBLI’s independent registered public accounting firm since May 2005. Representatives of Meaden & Moore, Ltd. are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

The Board of Directors recommends that stockholders vote FOR the appointment of Meaden & Moore, Ltd. as the independent auditor of CBLI’s financial statements for the year ending December 31, 2008.

PROPOSAL 3
APPROVAL OF AMENDED PLAN

At the 2008 Annual Meeting, our stockholders will be requested to approve the amendment and restatement of our 2006 Plan in the form of the Amended Plan. Among its modifications, the Amended Plan, a copy of which is attached as Appendix A hereto, increases the number of shares of Common Stock authorized to be issued by 2,000,000 shares and makes certain other modifications described below. As of the Record Date, we had approximately 354,716 shares reserved and available for issuance under the 2006 Plan.

The Board of Directors recommends approval of the Amended Plan to permit the issuance of the increased number of shares of Common Stock thereunder. The Board of Directors believes that this proposed increase is in the best interests of the Company and the stockholders. In the event this proposal is not approved by our stockholders, and as a consequence we are unable to continue to grant equity awards at competitive levels, the Board of Directors believes that it will negatively affect our ability to meet our need for highly qualified personnel and our ability to manage future growth. In addition, stockholder approval of the Amended Plan is necessary in order for us to be able to grant performance-based awards that qualify for the exception to the deductibility limit set forth in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

KEY CHANGES REFLECTED IN AMENDED PLAN

On March 14, 2008, the Board of Directors, acting on the recommendation of the Compensation Committee, unanimously adopted the Amended Plan, subject to approval by the stockholders, primarily for the purpose of increasing the total number of shares of Common Stock reserved for issuance under the 2006 Plan by 2,000,000 shares and allowing the Company to deduct performance-based awards granted pursuant to the Amended Plan. If approved, the Amended Plan would have approximately 2,354,716 shares reserved and available for issuance under the Amended Plan, which consists of the additional 2,000,000 shares plus the 354,716 shares reserved and available for issuance under the 2006 Plan as of the Record Date.

The Company’s philosophy on employee compensation is to provide employees and management with equity participation linked to long-term stock price performance, while at the same time remaining sensitive to the potential impact on our other stockholders. We believe that offering broad-based equity compensation helps to attract and retain employees, motivates participants to achieve long-term Company goals, and further aligns participants’ interests with those of the Company’s other stockholders. Employees with a stake in the future success of our business are motivated to achieve long-term growth and thus maximize stockholder value.

A key purpose of this proposal is to provide sufficient reserves of shares, based on our current business plans, to ensure the Company’s ability to continue to provide new hires, employees and management with an equity stake in the Company. The Amended Plan also incorporates various other important modifications designed to improve or clarify certain aspects of the 2006 Plan, and to reflect changes or developments in Federal tax law, which are as follows:

▪	a provision has been added to the Amended Plan that would prohibit the repricing of stock options (i.e., lowering the exercise price of previously granted stock options);

▪
a provision has been added to the Amended Plan that would permit the Compensation Committee to grant substitute awards (as described below), and any such awards will be in addition to the number of shares authorized for issuance under the Amended Plan;

▪
holders of outstanding stock options who are terminated involuntarily by the Company without cause will have 90 days after their termination to exercise those options under the Amended Plan, instead of the 30 days provided under the 2006 Plan;

▪
the Amended Plan contains provisions described in more detail below (e.g., a list of performance measures and individual award limits) that will allow the Compensation Committee to grant performance-based compensation intended to comply with Section 162(m) of the Code; and

▪
the Amended Plan reflects certain technical changes and clarifications, including changes intended to address recent changes in Federal tax law related to deferred compensation arrangements under Section 409A of the Code.

The description of the changes set forth above is just a summary. Likewise, the description below of other material terms of the Amended Plan is also just a summary. These summaries are subject to the specific provisions in the full text of the Amended Plan, which is attached as Appendix A to this Proxy Statement.

OTHER MATERIAL FEATURES OF THE AMENDED PLAN

The purpose of the Amended Plan is to enable the Company to grant equity or cash awards to eligible officers, employees, directors and consultants at levels we believe will motivate superior performance, help us attract and retain outstanding personnel, motivate participants to achieve long-term Company goals, and further align participants’ interests with those of the Company’s other stockholders. Below is a summary of the key elements of the Amended Plan, most of which have been carried forward from the 2006 Plan.

Administration

The Amended Plan will be administered by the Compensation Committee or another committee appointed by the Board (generally referred to as the “Compensation Committee” in this proposal) consisting of three or more members of the Board all of whom are intended to be "non-employee directors" as defined by Section 16 of the Exchange Act and "outside directors" within the meaning of Section 162(m) of the Code.

Stock Subject to the Amended Plan

As described above, if this proposal is approved by the stockholders, an additional 2,000,000 shares of Common Stock would be available for delivery upon exercise of equity awards under the Amended Plan. Together with the 354,716 shares reserved and available for issuance under the 2006 Plan as of the Record Date, which number of shares may decrease in the event of issuances after the Record Date, this would leave a total of 2,354,716 shares available for issuance. The shares of Common Stock that may be delivered under the Amended Plan consist of authorized and unissued shares. If any person exercises a stock option under the Amended Plan by paying the exercise price with shares of Common Stock which such person already owns, only the number of shares in excess of the shares so paid by such person will count against the total number of shares that may be delivered under the Amended Plan.

Eligibility

The Compensation Committee may grant awards under the Amended Plan to our officers, employees, directors (including non-employee directors) and consultants.

Types of Awards

 The Amended Plan allows us to grant the following types of awards:
▪ incentive stock options;	▪ restricted stock;
▪ nonqualified stock options;	▪ performance awards; and
▪ stock appreciation rights or “SARs”;	▪ substitute awards.
▪ stock awards;

Stock Options. A stock option is the right to purchase a specified number of shares of our Common Stock in the future at a specified exercise price and subject to other terms and conditions specified in the option agreement and the Amended Plan. Stock options granted under the Amended Plan will be either “incentive stock options,” which are intended to receive special tax treatment under the Code, or options other than incentive stock options (referred to as “non-qualified options”), as determined by the Compensation Committee and stated in the applicable option agreement. The number of shares covered by each option will be determined by the Compensation Committee, which will be set forth in the award agreement. The per-share exercise price of a stock option must not be less than the fair market value of the Company’s Common Stock on the date of grant of the option. Each option may be subject to limitations or conditions on its exercise as the Compensation Committee may determine. Unless otherwise provided in the option agreement, each option may be exercised in cash or by “cashless exercise.” Each option granted under the Amended Plan will generally expire on or before ten years following the date such option was granted (five years for incentive stock options granted to stockholders who own greater than 10% of our voting stock). No incentive stock option may be granted to an optionee, which, when combined with all other incentive stock options becoming exercisable in any calendar year that are held by that optionee, would have an aggregate fair market value in excess of $100,000. In the event an optionee is awarded $100,000 in incentive stock options in any calendar year, any incentive stock options in excess of $100,000 granted during the same year will be treated as non-qualified stock options. Non-qualified stock options are generally transferable to family members by gift or by will or the laws of descent and distribution. The Amended Plan prohibits the repricing of stock options. For this purpose, “repricing” means (1) lowering of the exercise price of a stock option after it is granted, (2) cancelling a stock option and re-granting a stock option with a lower exercise price than the original exercise price of the cancelled stock option, and (3) any other action, whether by amendment, cancellation or the making of a replacement grant, that has the effect of repricing a stock option.

Stock Appreciation Rights or SARs. All SARs must be granted on a stand-alone basis (i.e., not in conjunction with stock options granted under the Amended Plan). SARs are subject to the terms and conditions set by the Compensation Committee. A SAR granted under the Amended Plan entitles its holder to receive, at the time of exercise, an amount per share equal to the excess of the fair market value (at the date of exercise) of a share of the Common Stock over a specified price, known as the strike price, fixed by the Compensation Committee, which will not be less than 100% of the fair market value of the Common Stock on the grant date of the SAR. Payment may be made in cash, shares of the Common Stock, or in any combination of the two, as determined by the Compensation Committee.

Restricted Stock. Restricted stock is Common Stock that is forfeitable until the restrictions lapse. The Compensation Committee will determine the restrictions for each award and the purchase price in the case of restricted stock, if any. Restrictions on the restricted stock may include time-based restrictions or the achievement of specific performance goals. If the performance goals are not achieved or the restrictions do not lapse within the time period provided in the award agreement, the participant will forfeit his or her restricted stock.

Performance Awards. The Amended Plan includes performance awards. The Compensation Committee will determine the amounts and terms of all performance awards, including any applicable performance goals. In the case of performance awards intended to satisfy Section 162(m) of the Code, the Compensation Committee will designate individuals eligible for performance awards within the first 90 days of the year for which the annual incentive award will apply, with certain exceptions, and will certify in writing the attainment of performance goals following the end of the applicable performance period. In addition, the Compensation Committee may establish threshold, target and maximum performance award opportunities for each participant. Annual incentive awards may be paid in cash, shares of Common Stock, restricted stock, options, any other award under the Amended Plan or other property.

Substitute Awards. Substitute awards are awards that may be granted in replacement of stock or stock-based awards from another business held by current and former employees or non-employee directors of, or consultants to, such business that is, or whose stock is, acquired by us, in order to preserve the economic value of all or a portion of a substituted award on such terms and conditions (including price) as the Compensation Committee determines.

Vesting

Unless otherwise provided in a particular award agreement, stock options, stock appreciation rights and restricted stock will vest over four years in annual increments of 25% of the total award amount.

Performance-Based Compensation

The Compensation Committee may grant stock-based or cash-based awards that are subject to the attainment of certain performance goals, which are described as performance awards above. The objective performance criteria for such awards (other than stock options and SARs) granted under the Amended Plan are designed to qualify for the performance-based exception from the tax deductibility limitations of Section 162(m) of the Code and are to be based on one or more of the following:

▪  Earnings before interest, tax, depreciation or amortization (“EBITDA”) (actual and adjusted and either in the aggregate or on a per-share basis);
▪  Earnings (either in the aggregate or on a per-share basis);
▪  Net income or loss (either in the aggregate or on a per-share basis);
▪  Operating profit;
▪  Growth or rate of growth in cash flow;
▪  Cash flow provided by operations (either in the aggregate or on a per-share basis);
▪  Free cash flow (either in the aggregate on a per-share basis);
▪  Costs;
▪  Gross revenues;
▪  Reductions in expense levels;
▪  Operating and maintenance cost management and employee productivity;
▪  Stockholder returns (including return on assets, investments, equity, or gross sales);
▪  Return measures (including return on assets, equity, or sales);
▪  Growth or rate of growth in return measures;

▪  Share price (including growth measures and total stockholder return or attainment by the shares of a specified value for a specified period of time);
▪  Net economic value;
▪  Economic value added;
▪  Aggregate product unit and pricing targets;
▪  Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market share, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures;
▪  Achievement of business or operational goals such as market share and/or business development;
▪  Achievement of diversity objectives;
▪  Results of customer satisfaction surveys;
▪  Debt ratings, debt leverage and debt service
▪  Safety performance;
▪  Business unit and site accomplishments;
▪  Achievement of scientific milestones;
▪  Corporate governance objectives; and
▪  Adherence to budget levels.

In any calendar year, no participant may be granted awards for options, SARs, stock awards and performance awards payable in stock that exceed, in the aggregate, 400,000 underlying shares of Common Stock. No participant may be granted a performance award payable in cash for any calendar year, the maximum payout for which exceeds $1,000,000. No participant may be granted a performance award payable in cash for a performance period of more than one year, the maximum payout for which exceeds $2,500,000. These limits are higher than we expect to be needed for awards under the Amended Plan, and are included in the Amended Plan to comply with the requirements for deductibility of awards subject to Section 162(m) of the Code.

Effect of Certain Events on Awards

In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, the Compensation Committee shall make such substitution or adjustment as may be deemed equitable as to (a) the number and kind of securities to be delivered under the Amended Plan, (b) the maximum number or amount of awards that may be granted in a fiscal year, (c) the number and kind of securities subject to outstanding awards, (d) the exercise price of any outstanding stock options or stock appreciation rights or (e) any other characteristics or terms of the awards as it may determine.

In the event of a change in control of the Company, outstanding stock options and stock appreciation rights shall be deemed to fully vest and become fully exercisable and any restrictions on outstanding restricted stock awards shall lapse. In addition, any repurchase rights of the Company as to outstanding awards may be terminated by the Compensation Committee upon a change in control.

For purposes of the Amended Plan, a “change in control” generally occurs when (1) any corporation, person or group obtains Common Stock that represents 50% or more of the Company's voting power; (2) the majority of our Board of Directors changes, subject to certain exceptions, over a two-year period; (3) a corporate transaction or sale of all or substantially all of our assets, after which the Company no longer possesses a voting majority; or (4) the approval by the Company’s stockholders of a liquidation or dissolution of the Company.

Termination of Employment

With respect to stock options and SARs granted pursuant to an award agreement, unless the applicable award agreement provides otherwise, in the event of a participant’s termination of employment or service due to his or her death or disability, such participant’s stock options or SARs will vest and remain exercisable until one year after such termination (but not beyond the original term of the option), and thereafter will be cancelled and forfeited to us. Unless the applicable award agreement provides otherwise, in the event of a participant’s termination of employment or service by the participant’s without cause, such participant’s vested stock options or SARs (to the extent exercisable at the time of such termination) will remain exercisable until 90 days after such termination (but not beyond the original term of the option) and thereafter will be cancelled and forfeited to us. Unless the applicable award agreement provides otherwise, in the event of a participant’s termination of employment due to retirement, such participant’s stock options or SARs will continue to vest over the three (3) year period following such termination, and, to the extent vested, will remain exercisable during the three (3) year period following such termination (but not beyond the original term of the option), and thereafter will be cancelled and forfeited to us. Unless the applicable award agreement provides otherwise, in the event of a participant’s voluntary termination of employment or service (and not due to such participant’s death, disability or retirement), such participant’s stock options or SARs (to the extent exercisable at the time of such termination) will remain exercisable until 30 days after such termination (but not beyond the original term of the option) and thereafter will be cancelled and forfeited to us. In the event of a participant’s termination of employment or service for cause, such participant’s outstanding stock options or SARs will immediately be cancelled and forfeited to us.

The vesting and/or forfeiture of any other type of award in connection with a termination of employment or service will be as provided for in the applicable award agreement.

Amendment and Termination

Our Board of Directors may amend, alter, suspend or terminate the Amended Plan provided that no such amendment or termination of the Amended Plan or amendment of outstanding awards may materially impair the previously accrued rights of any recipient of an option under the Amended Plan without his or her written consent. However, the Board of Directors will be required to obtain approval of the stockholders of any amendment of the Amended Plan that:

▪	is required approval by law, rule or regulation; or
▪	relates to any award intended to qualify for an exemption under Section 162(m) of the Code if such approval is required under Section 162(m) of the Code.

The Amended Plan will terminate on April 29, 2018, unless the Amended Plan is terminated earlier by our Board of Directors or due to delivery of all shares of Common Stock available under the Amended Plan; however, any options outstanding when the Amended Plan terminates will remain outstanding until such options terminate or expire.

Certain Federal Income Tax Consequences

The following is a brief summary of certain significant United States Federal income tax consequences, under the Code, as in effect on the date of this summary, applicable to the Company and participants in connection with awards under the Amended Plan. This summary assumes that all awards will be exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. If an award fails to comply with Section 409A of the Code, the award may be subject to immediate taxation, interest and tax penalties in the year the award vests or is granted. This summary is not intended to be exhaustive, and, among other things, does not describe state, local or foreign tax consequences, or the effect of gift, estate or inheritance taxes.

Options. The grant of stock options under the Amended Plan will not result in taxable income to the recipient of the option or an income tax deduction for us. However, the transfer of Common Stock to an option holder upon exercise of his or her options may or may not give rise to taxable income to the option holder and tax deductions for us, depending upon whether the options are “incentive stock options” or non-qualified options.

The exercise of a non-qualified option by an option holder generally results in immediate recognition of taxable ordinary income by the option holder and a corresponding tax deduction for us in the amount by which the fair market value of the shares of Common Stock purchased, on the date of such exercise, exceeds the aggregate exercise price paid. Any appreciation or depreciation in the fair market value of those shares after the date of such exercise will generally result in a capital gain or loss to the holder at the time he or she disposes of those shares.

In general, the exercise of an incentive stock option is exempt from income tax (although not from the alternative minimum tax) and does not result in a tax deduction for us if the holder has been an employee of ours at all times beginning with the option grant date and ending three months before the date the holder exercises the option (or twelve months in the case of termination of employment due to disability). If the holder has not been so employed during that time, the holder will be taxed as described above for nonqualified stock options. If the option holder disposes of the shares purchased more than two years after the incentive stock option was granted and more than one year after the option was exercised, then the option holder will recognize any gain or loss upon disposition of those shares as capital gain or loss. However, if the option holder disposes of the shares prior to satisfying these holding periods (known as “disqualifying dispositions”), the option holder will be obligated to report as taxable ordinary income for the year in which that disposition occurs the excess, with certain adjustments, of the fair market value of the shares disposed of, on the date the incentive stock option was exercised, over the exercise price paid for those shares. The Company would be entitled to a tax deduction equal to that amount of ordinary income reported by the option holder. Any additional gain realized by the option holder on the disqualifying disposition of the shares would be capital gain. If the total amount realized in a disqualifying disposition is less than the exercise price of the incentive stock option, the difference would be a capital loss for the option holder.

Stock Appreciation Rights. The granting of SARs does not result in taxable income to the recipient of a SAR or a tax deduction for us. Upon exercise of an SAR, the amount of any cash the participant receives and the fair market value as of the exercise date of any Common Stock received are taxable to the participant as ordinary income and such amount will be deductible by the Company.

Restricted Stock. Unless an election is made by the recipient under Section 83(b) of the Code, a participant will not recognize any taxable income upon the award of shares of restricted stock that are not transferable and are subject to a substantial risk of forfeiture. Dividends paid with respect to restricted stock prior to the lapse of restrictions applicable to that stock will be taxable as compensation income to the participant. Generally the participant will recognize taxable ordinary income at the first time those shares become transferable or are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of those shares when the restrictions lapse, less any amount paid with respect to the award of restricted stock. The recipient's tax basis will be equal to the sum of the amount of ordinary income recognized upon the lapse of restrictions and any amount paid for such restricted stock. The recipient's holding period will commence on the date on which the restrictions lapse.

As indicated above, a participant may elect, under Section 83(b) of the Code, to recognize taxable ordinary income upon the award date of restricted stock (rather than being taxed as described above) based on the fair market value of the shares of Common Stock subject to the award on the date of the award. If a participant makes that election, any dividends paid with respect to that restricted stock will not be treated as compensation income, but rather as dividend income, and the participant will not recognize additional taxable income when the restrictions applicable to his or her restricted stock award lapse. Assuming compliance with the applicable tax withholding and reporting requirements, the Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by a participant in connection with his or her restricted stock award in the taxable year in which that participant recognizes that ordinary income.

Other Awards. The granting of a performance award (whether payable in shares or cash) or a stock-based award generally should not result in the recognition of taxable income by the recipient or a tax deduction by us. The payment or settlement of these awards should generally result in immediate recognition of taxable ordinary income by the recipient equal to the amount of any cash paid or the then-current fair market value of the shares of Common Stock received, and a corresponding tax deduction by the Company. If the shares covered by the award are not transferable and are subject to a substantial risk of forfeiture, the tax consequences to the participant and the Company will be similar to the tax consequences of restricted stock awards described above. If the award consists of unrestricted shares of Common Stock, the recipient of those shares will immediately recognize as taxable ordinary income the fair market value of those shares on the date of the award, and the Company will be entitled to a corresponding tax deduction.

Section 162(m) of the Code. Under Section 162(m) of the Code, we may be limited as to Federal income tax deductions to the extent that total annual compensation in excess of $1 million is paid to our Chief Executive Officer or any one of our other three highest paid executive officers (other than the Chief Financial Officer) who are employed by the Company on the last day of our taxable year. However, certain “performance-based compensation,” the material terms of which are disclosed to and approved by our stockholders, is not subject to this deduction limitation.

Section 280G of the Code. Under certain circumstances, accelerated vesting, exercise or payment of awards under the Amended Plan in connection with a “change in control” of the Company might be deemed an “excess parachute payment” for purposes of the golden parachute payment provisions of Section 280G of the Code. To the extent that it is so considered, the participant holding the award would be subject to an excise tax equal to 20% of the amount of the excess parachute payment, and the Company would be denied a tax deduction for the amount of the excess parachute payment. However, the Amended Plan provides for an automatic reduction of a participant’s awards under the Amended Plan to the extent that an award would result in any excess parachute payment that would trigger such an excise tax, unless the participant is party to a written agreement with the Company that provides for other treatment with respect to such excess parachute payments.

New Plan Benefits

The Company cannot determine the amounts of awards that will be granted under the Amended Plan or the benefits of any awards to the executive officers named in the Summary Compensation Table, the executive officers as a group, or employees who are not executive officers as a group. Under the terms of the Amended Plan, the number of awards to be granted is within the discretion of the Compensation Committee.

The Board of Directors recommends that stockholders vote FOR the approval of the Amended Plan.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2007, regarding Common Stock that may be issued under the Company’s equity compensation plans, including the 2006 Plan. Information is included for both equity compensation plans approved by the Company’s stockholders and not approved by the Company’s stockholders (which date back to before the Company became a reporting company under the Exchange Act).

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a)
Equity compensation plans approved by security holders	700,000	$9.47	1,105,000
Equity compensation plans not approved by security holders	311,740	$2.08	-
Total	1,011,740	$7.20	1,105,000

MISCELLANEOUS AND OTHER MATTERS

Proposals of Stockholders— In accordance with Rule 14a-8 promulgated under the Exchange Act, proposals of stockholders intended to be considered for inclusion in the Company’s proxy statement for the 2009 Annual Meeting of Stockholders must be received by the Secretary of CBLI not less than 120 days prior to April 1, 2009. In addition, Article II, Section 4 of the Company’s By-Laws (the “Notice Provision”) provides that for business to be properly brought before an annual meeting by a stockholder, the stockholder must deliver written notice to, or mail such notice so that it is received by, the Secretary of the Company, at the principal executive offices of the Company, not less than 90 days, nor more than 120 days, prior to the first anniversary of the date of the previous year’s annual meeting of stockholders. Proposals of stockholders intended to be considered at CBLI’s 2009 Annual Meeting of Stockholders must be received by the Secretary of CBLI not less than 90 days, nor more than 120 days, prior to April 29, 2009.

Cost of Solicitation— The cost of CBLI's proxy solicitation will be borne by CBLI. CBLI may request banks, brokers, fiduciaries, custodians, nominees and certain other record holders to send proxies, proxy statements and other materials to their principals at CBLI's expense. Such banks, brokers, fiduciaries, custodians, nominees and other record holders will be reimbursed by CBLI for their reasonable out-of-pocket expenses of solicitation.  Original solicitation of proxies by mail may be supplemented by telephone, facsimile or personal solicitation by directors, officers or other employees of CBLI.  No additional compensation will be paid to directors, officers or other employees for such services. The costs of solicitation are not expected to exceed those that would typically be incurred for an uncontested election of directors.

Delivery to Security Holders Sharing an Address— Only one Notice and Proxy Statement is being delivered to multiple security holders sharing an address unless contrary instructions have been received from one or more of the security holders. A separate copy of the Notice and Proxy Statement may be requested by writing to us at 73 High Street, Buffalo, NY 14203 or by calling us at (716) 849-6810.

APPENDIX A

CLEVELAND BIOLABS, INC.

EQUITY INCENTIVE PLAN

(as amended and restated effective April 29, 2008)

CLEVELAND BIOLABS, INC.
EQUITY INCENTIVE PLAN

1.  ESTABLISHMENT AND PURPOSE.

The Cleveland BioLabs, Inc. Equity Incentive Plan (the “Plan”) was established under the name Cleveland BioLabs, Inc. 2006 Equity Incentive Plan (the “2006 Plan”) by Cleveland BioLabs, Inc., a Delaware corporation (the “Company”). The 2006 Plan hereby is amended, restated and renamed as set forth herein, effective April 29, 2008, subject to the approval of the Company’s stockholders. The purpose of the Plan is to attract and retain persons eligible to participate in the Plan; motivate Participants to achieve long-term Company goals; and further align Participants’ interests with those of the Company’s other stockholders. No Awards that are settled in Stock shall be granted hereunder prior to the approval of the Plan by the Company’s stockholders. Unless the Plan is discontinued earlier by the Board as provided herein, no Award shall be granted hereunder on or after the date 10 years after the Effective Date. The Plan shall terminate on April 29, 2018 or such earlier time as the Board may determine.

Certain terms used herein are defined as set forth in Section 10.

2.  ADMINISTRATION; ELIGIBILITY.

The Plan shall be administered by the Compensation Committee, or such other Committee, appointed by the Board consisting of three (3) or more members of the Board all of whom are intended to be “non-employee directors” within the meaning of Section 16 of the Securities Exchange Act of 1934 and the regulations promulgated thereunder and “outside directors” within the contemplation of Section 162(m) of the Code; provided, however, that, if at any time no Compensation Committee or other Committee has been appointed or is eligible to act in the circumstances, the Plan shall be administered by the Board. The Plan may be administered by different Committees with respect to different groups of Eligible Individuals. As used herein, the term “Administrator” means the Board, the Compensation Committee or any of the Board’s other Committees as shall be administering the Plan or any individual delegated authority to act as the Administrator in accordance with this Section 2. A majority of the members of the Compensation Committee, such other Committee or the Board, as applicable, shall constitute a quorum, and all determinations shall be made by a majority of the members thereof.

The Administrator shall have plenary authority to grant Awards pursuant to the terms of the Plan to Eligible Individuals. Participation shall be limited to such persons as are selected by the Administrator.

Among other things, the Administrator shall have the authority, subject to the terms of the Plan:

(a)	to select the Eligible Individuals to whom Awards may from time to time be granted;

(b)	to determine whether and to what extent Stock Options, Stock Appreciation Rights, Stock Awards or any combination thereof are to be granted hereunder;

(c)	to determine the number of shares of Stock to be covered by each Award granted hereunder;

(d)	to approve forms of agreement for use under the Plan;

(e)
to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the option price, any vesting restriction or limitation, any vesting acceleration or waiver of forfeiture, and any right of repurchase, right of first refusal or other transfer restriction regarding any Award and the shares of Stock relating thereto, based on such factors or criteria as the Administrator shall determine);

(f)
subject to Section 9(a), to modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including, but not limited to, with respect to (i) performance goals and targets applicable to performance based Awards pursuant to the terms of the Plan and (ii) extension of the post-termination exercisability period of Stock Options;

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(g)	to determine the Fair Market Value; and

(h)	to determine the type and amount of consideration to be received by the Company for any Stock Award issued under Section 6.

The Administrator shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

In order to assure the viability of Awards granted to Participants employed in foreign countries who are not subject to U.S. tax law, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Section 3 of the Plan.

Except to the extent prohibited by applicable law, the Administrator may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person or persons selected by it. Any such allocation or delegation may be revoked by the Administrator at any time. The Administrator may authorize any one or more of their members or any officer of the Company to execute and deliver documents on behalf of the Administrator.

Any determination made by the Administrator or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Administrator or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Administrator or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants.

No member of the Administrator, and no officer of the Company, shall be liable for any action taken or omitted to be taken by such individual or by any other member of the Administrator or officer of the Company in connection with the performance of duties under this Plan, except for such individual’s own willful misconduct or as expressly provided by law.

3.  STOCK SUBJECT TO PLAN.

Subject to adjustment as provided in this Section 3, the number of shares of Stock reserved for delivery under the Plan shall be the sum of (a) two million (2,000,000) shares, plus (b) the number of remaining shares under the 2006 Plan (i.e., not subject to outstanding Awards and not delivered out of shares reserved thereunder) as of the date of the initial stockholder approval of this Plan, plus (c) the number of shares that become available under the 2006 Plan after the date of the initial stockholder approval of this Plan pursuant to forfeiture, termination, lapse or satisfaction of an Award in cash or property other than shares, application as payment for an Award, or, except with respect to Restricted Stock, to satisfy withholding, plus (d) any shares required to satisfy Substitute Awards.

If any shares of Stock subject to an Award granted hereunder are forfeited or such Award otherwise terminates without the delivery of such shares, the shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan. If any shares of Stock subject to an Award granted hereunder are withheld or applied as payment in connection with the exercise of an Award (including the withholding of shares on the exercise of a SAR that is settled in shares) or, except with respect to shares of Restricted Stock, the withholding or payment of taxes related thereto, such shares of Stock shall again be available for grant under the Plan.

Subject to adjustment as provided in this Section 3, the maximum number of shares that may be covered by Stock Options, Stock Appreciation Rights, Stock Awards and Performance Awards payable in Shares, in the aggregate, granted to any one Participant during any calendar year shall be four hundred thousand (400,000) shares. No Participant may be granted a Performance Award payable in cash, the maximum payout for which would exceed one million dollars ($1,000,000) during any calendar year. No Participant may be granted a Performance Award for a Performance Period of more than one (1) Year, the maximum payout for which would exceed two and one-half million dollars ($2,500,000).

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In the event of any Company stock dividend, special cash dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or other distribution to Company stockholders, other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, partial or complete liquidation, merger or consolidation in which the Company is the surviving corporation, or any other corporate transaction, Company share offering or other event involving the Company and having an effect similar to any of the foregoing, the Administrator shall make such substitution or adjustments in the (a) number and kind of shares that may be delivered under the Plan, (b) additional maximums imposed in the immediately preceding paragraph, (c) number and kind of shares subject to outstanding Awards, (d) exercise price of outstanding Stock Options and Stock Appreciation Rights and (e) other characteristics or terms of the Awards as it may determine appropriate in its sole discretion to equitably reflect such corporate transaction, share offering or other event; provided, however, that the number of shares subject to any Award shall always be a whole number.

The Committee may, in its discretion and on such terms and conditions as the Committee considers appropriate in the circumstances, grant Substitute Awards under the Plan. For purposes of this Section 3, “Substitute Award” means an Award granted under the Plan in substitution for stock and stock-based awards (“Acquired Entity Awards”) held by current and former employees or non-employee directors of, or consultants to, another corporation or entity who become Eligible Individuals as the result of a merger, consolidation or combination of the employing corporation or other entity (the “Acquired Entity”) with the Company, an Affiliate or Subsidiary or the acquisition by the Company, an Affiliate or Subsidiary of property or stock of the Acquired Entity immediately prior to such merger, consolidation, acquisition or combination in order to preserve for such Eligible Individuals the economic value of all or a portion of such Acquired Entity Award at such price as the Committee determines necessary to achieve preservation of economic value.

In the event of the dissolution or liquidation of the Company, or a merger, reorganization or consolidation in which the Company is not the surviving corporation, then, except as otherwise provided herein and/or in the discretion of the Administrator, each Stock Option, to the extent not theretofore exercised, shall terminate forthwith.

Notwithstanding the foregoing, no adjustment pursuant to this Section 3 shall be made to the extent that such adjustment would result in liability under Section 409A of the Code.

4.  STOCK OPTIONS.

Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and Non-Qualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

The Administrator shall have the authority to grant any Participant Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options. Incentive Stock Options may be granted only to employees of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or, even if so designated, does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. Incentive Stock Options may be granted only within 10 years from the date the Plan is adopted, or the date the Plan is approved by the Company’s stockholders, whichever is earlier.

Stock Options shall be evidenced by option agreements, each in a form approved by the Administrator. An option agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Non-Qualified Stock Option. The grant of a Stock Option shall occur as of the date the Administrator determines, subject to FASB Statement 123(R) and guidance thereunder.

Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Optionee affected, to disqualify any Incentive Stock Option under Section 422 of the Code.

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To the extent that the aggregate Fair Market Value of Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and its subsidiaries within the meaning of Section 424(f) of the Code) exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

Stock Options granted under this Section 4 shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Administrator shall deem desirable:

(a)
Exercise Price. The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Administrator at the time of grant; provided, however, that the exercise price per share shall be not less than the Fair Market Value per share on the date the Stock Option is granted, or in the case of an Incentive Stock Option granted to an individual who is a Ten Percent Holder, not less than 110% of such Fair Market Value per share on the date the Stock Option is granted.

(b)
Option Term. The term of each Stock Option shall be fixed by the Administrator at the time of grant, but no Incentive Stock Option shall be exercisable more than 10 years (or five years in the case of an individual who is a Ten Percent Holder) after the date the Incentive Stock Option is granted.

(c)
Vesting. Except as otherwise provided in the applicable option agreement, an Optionee may not exercise a Stock Option during the period commencing on the date of the grant of such Stock Option to him or her and ending on the day immediately preceding the first anniversary of such date. Except as otherwise provided in the applicable option agreement, an Optionee may (i) during the period commencing on the first anniversary of the date of the grant of a Stock Option to him or her and ending on the day immediately preceding the second anniversary of such date, exercise such Stock Option with respect to one-fourth of the shares granted thereby; (ii) during the period commencing on the second anniversary of the date of such grant and ending on the day immediately preceding the third anniversary of the date of such grant, exercise such Stock Option with respect to one-half of the shares granted thereby; (iii) during the period commencing on the third anniversary of the date of such grant and ending on the day immediately preceding the fourth anniversary of such date, exercise such Stock Option with respect to three-fourths of the shares granted thereby and (iv) during the period commencing on the fourth anniversary of the date of such grant and ending at the time the Stock Option expires pursuant to the terms of the Plan, exercise such Stock Option with respect to all of the shares granted thereby.

(d)
Exercisability. Except as otherwise provided herein, Stock Options shall be subject to such terms and conditions, performance requirements, restrictions, forfeiture provisions, contingencies and limitations, if any, as shall be determined by the Administrator and listed in the applicable Stock Option agreement. If any Stock Option is exercisable only in installments, the Administrator may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Administrator may determine. In addition, the Administrator may at any time, in whole or in part, accelerate the exercisability of any Stock Option.

(e)
Method of Exercise. Stock Options may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares of Stock subject to the Stock Option to be purchased.

The option price of any Stock Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, unless otherwise provided in the applicable option agreement, by one or more of the following: (i) in the form of mature shares of unrestricted Stock already owned by the Optionee, based on the Fair Market Value of the Stock on the date the Stock Option is exercised; (ii) by certifying ownership of shares of mature Stock owned by the Optionee to the satisfaction of the Administrator for later delivery to the Company as specified by the Company; (iii) unless otherwise prohibited by law for either the Company or the Optionee, by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; or (iv) by any combination of cash and/or any one or more of the methods specified in clauses (i), (ii) and (iii). Notwithstanding the foregoing, a form of payment shall not be permitted to the extent it would cause the Company to recognize a compensation expense (or additional compensation expense) with respect to the Stock Option for financial reporting purposes.

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If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock, the number of shares of Stock to be received upon such exercise equal to the number of shares of Restricted Stock used for payment of the option exercise price shall be subject to the same forfeiture restrictions to which such Restricted Stock was subject, unless otherwise determined by the Administrator.

No shares of Stock shall be issued upon exercise of a Stock Option until full payment therefor has been made. Upon exercise of a Stock Option (or a portion thereof), the Company shall have a reasonable time to issue the Stock for which the Stock Option has been exercised, and the Optionee shall not be treated as a stockholder for any purposes whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such Stock is recorded as issued and transferred in the Company’s official stockholder records, except as otherwise provided herein or in the applicable option agreement.

(f)
Transferability of Stock Options. Except as otherwise provided in the applicable option agreement, a Non-Qualified Stock Option (i) shall be transferable by the Optionee to a Family Member of the Optionee, provided that (A) any such transfer shall be by gift with no consideration and (B) no subsequent transfer of such Stock Option shall be permitted other than by will or the laws of descent and distribution, and (ii) shall not otherwise be transferable except by will or the laws of descent and distribution. An Incentive Stock Option shall not be transferable except by will or the laws of descent and distribution. A Stock Option shall be exercisable, during the Optionee’s lifetime, only by the Optionee or by the guardian or legal representative of the Optionee, it being understood that the terms “holder” and “Optionee” include the guardian and legal representative of the Optionee named in the applicable option agreement and any person to whom the Stock Option is transferred (X) pursuant to the first sentence of this Section 4(f) or pursuant to the applicable option agreement or (Y) by will or the laws of descent and distribution. Notwithstanding the foregoing, references herein to the termination of an Optionee’s employment or provision of services shall mean the termination of employment or provision of services of the person to whom the Stock Option was originally granted.

(g)
Termination by Death. Except as otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates by reason of death, any Stock Option held by such Optionee may thereafter be exercised for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(h)
Termination by Reason of Disability. Except as otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates by reason of Disability, any Stock Option held by such Optionee may thereafter be exercised by the Optionee for a period of one year from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(i)
Termination by Reason of Retirement. Except as otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates by reason of Retirement, any Stock Option held by such Optionee may thereafter be exercised by the Optionee for a period of three years from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter.

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(j)
Involuntary Termination Without Cause. Except as otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates involuntarily without Cause, and for reasons other than death, Disability or Retirement, any Stock Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination, for a period of 90 days from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter, and any Stock Option that is unvested or unexercisable at the date of termination shall thereupon terminate.

(k)
Involuntary Termination for Cause. Except as otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates involuntarily for Cause, vesting of all outstanding Stock Options held by such Optionee shall thereupon terminate and all Stock Options held by such Optionee shall thereupon terminate.

(l)
Other Termination. Except as otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services is terminated by the Optionee for any reason other than death, Disability or Retirement, any Stock Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination, for a period of 30 days from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter, and any Stock Option that is unvested or unexercisable at the date of termination shall thereupon terminate.

(m)
Exception to Termination. If provision of services by the Optionee to the Company or an Affiliate ceases as a result of a transfer of such Optionee from the Company to an Affiliate, or from an Affiliate to the Company, such transfer shall not be a termination of employment or provision of services for purposes of this Plan, unless expressly determined otherwise by the Administrator. A termination of employment or provision of services shall occur for an Optionee who is employed by, or provides services to, an Affiliate of the Company if the Affiliate shall cease to be an Affiliate and the Optionee shall not immediately thereafter be employed by, or provide services to, the Company or an Affiliate.

(n)
Notwithstanding the foregoing, to the extent permitted under Section 409A of the Code, the exercise period following a termination described in subsection (g), (h), (i), (j) or (l) above shall be tolled for any applicable window/blackout period restrictions under the Company’s insider trading policy.

5.  STOCK APPRECIATION RIGHTS.

Stock Appreciation Rights may be granted under the Plan on a stand-alone basis only. The Administrator shall have the authority to grant Stock Appreciation Rights to any Participant. Except as otherwise provided herein, a Stock Appreciation Right shall terminate and no longer be exercisable as determined by the Administrator.

Stock Appreciation Rights shall be evidenced by stock appreciation right agreements, each in a form approved by the Administrator. The grant of a Stock Appreciation Right shall occur as of the date the Administrator determines, subject to FASB Statement 123(R) and guidance thereunder.

A Stock Appreciation Right may be exercised by a Participant as determined by the Administrator in accordance with this Section 5. Upon such exercise, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 5.

Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Administrator, including the following:

(a)	Stock Appreciation Right Term. The term of each Stock Appreciation Right shall be fixed by the Administrator at the time of grant.

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(b)
Vesting. Except as otherwise provided in the applicable stock appreciation right agreement, a Participant may not exercise a Stock Appreciation Right during the period commencing on the date of the grant of such Stock Appreciation Right to him or her and ending on the day immediately preceding the first anniversary of such date. Except as otherwise provided in the applicable stock appreciation right agreement, a Participant may (i) during the period commencing on the first anniversary of the date of the grant of a Stock Appreciation Right and ending on the day immediately preceding the second anniversary of such date, exercise the Stock Appreciation Right with respect to one-fourth of the shares to which the Stock Appreciation Right applies, (ii) during the period commencing on the second anniversary of the date of such grant and ending on the day immediately preceding the third anniversary of the date of such grant, exercise the Stock Appreciation Right with respect to one-half of the shares to which the Stock Appreciation Right applies, (iii) during the period commencing on the third anniversary of the date of such grant and ending on the day immediately preceding the fourth anniversary of such date, exercise the Stock Appreciation Right with respect to three-fourths of the shares to which the Stock Appreciation Right applies; and (iv) during the period commencing on the fourth anniversary of the date of such grant ending at the time the Stock Appreciation Right expires pursuant to the terms of the Plan, exercise the Stock Appreciation Right with respect to all the shares to which the Stock Appreciation Right applies.

(c)	Exercisability. Notwithstanding Section 5(a), the Administrator may at any time, in whole or in part, accelerate the exercisability of any Stock Appreciation Right.

(d)
Method of Exercise. Subject to the provisions of this Section 5, Stock Appreciation Rights may be exercised, in whole or in part, at such time or times during the exercisability as determined by the Administrator by giving written notice of exercise to the Company specifying the number of shares with respect to which the Stock Appreciation Right is being exercised.

(e)
Upon the exercise of a Stock Appreciation Right, a Participant shall be entitled to receive an amount in cash or in shares of Stock, which in the aggregate are equal in value to the excess of the Fair Market Value of one share of Stock on the date of exercise over the Fair Market Value of one share of Stock on the date of grant, multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised.

(f)	A Stock Appreciation Right shall be transferable only to, and shall be exercisable only by, such persons permitted in accordance with Section 4(f).

(g)
Termination by Death. Except as otherwise provided in the applicable option agreement, if a Participant’s employment or provision of services terminates by reason of death, any Stock Appreciation Right held by such Participant may thereafter be exercised for a period of one year from the date of such death or until the expiration of the stated exercisability period of such Stock Appreciation Right, whichever period is shorter.

(h)
Termination by Reason of Disability. Except as otherwise provided in the applicable option agreement, if a Participant’s employment or provision of services terminates by reason of Disability, any Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant for a period of one year from the date of such termination of employment or provision of services or until the expiration of the exercisability period of such Stock Appreciation Right, whichever period is shorter.

(i)
Termination by Reason of Retirement. Except as otherwise provided in the applicable option agreement, if a Participant’s employment or provision of services terminates by reason of Retirement, any Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant for a period of three years from the date of such termination of employment or provision of services or until the expiration of the exercisability period of such Stock Appreciation Right, whichever period is shorter.

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(j)
Involuntary Termination Without Cause. Except as otherwise provided in the applicable option agreement, if a Participant’s employment or provision of services terminates involuntarily without Cause, and for reasons other than death, Disability or Retirement, any Stock Appreciation Right held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of termination, for a period of 90 days from the date of such termination of employment or provision of services or until the expiration of the exercisability period of such Stock Appreciation Right, whichever period is shorter, and any Stock Appreciation Right that is unvested or unexercisable at the date of termination shall thereupon terminate.

(k)
Termination for Cause. Except as otherwise provided in the applicable option agreement, if a Participant’s employment or provision of services terminates involuntarily for Cause vesting of all outstanding Stock Appreciation Rights held by such Participant shall thereupon terminate and all Stock Appreciation Rights held by such Participant shall thereupon terminate.

(l)
Other Termination. Except as otherwise provided in the applicable option agreement, if a Participant’s employment or provision of services is terminated by the Participant for any reason other than death, Disability or Retirement, any Stock Appreciation Right held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of termination, for a period of 30 days from the date of such termination of employment or provision of services or until the expiration of the exercisability period of such Stock Appreciation Right, whichever period is shorter, and any Stock Appreciation Right that is unvested or unexercisable at the date of termination shall thereupon terminate.

(m)
Notwithstanding the foregoing, to the extent permitted under Section 409A of the Code, the exercise period following a termination described in subsection (g), (h), (i), (j) or (l) above shall be tolled for any applicable window/blackout period restrictions under the Company’s insider trading policy.

6.  STOCK AWARDS OTHER THAN OPTIONS.

Stock Awards may be directly issued under the Plan (without any intervening options), subject to such terms, conditions, performance requirements, restrictions, forfeiture provisions, contingencies and limitations as the Administrator shall determine. Subject to the provisions of this Section 6, Stock Awards may be issued which vest in one or more installments over the Participant’s period of employment and/or other service to the Company and/or upon the attainment of specified performance objectives, and/or the Company may issue Stock Awards which entitle the Participant to receive a specified number of vested shares of Stock upon the attainment of one or more performance goals and/or service requirements established by the Administrator.

Shares representing a Stock Award shall be evidenced in such manner as the Administrator may deem appropriate, including book-entry registration or issuance of one or more certificates (which may bear appropriate legends referring to the terms, conditions and restrictions applicable to such Award). The Administrator may require that any such certificates be held in custody by the Company until any restrictions thereon shall have lapsed and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

A Stock Award may be issued in exchange for any consideration which the Administrator may deem appropriate in each individual instance, including, without limitation:

(a)	cash or cash equivalents;

(b)	past services rendered to the Company or any Affiliate; or

(c)
future services to be rendered to the Company or any Affiliate (provided that, in such case, the par value of the stock subject to such Stock Award shall be paid in cash or cash equivalents, unless the Administrator provides otherwise).

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A Stock Award that is subject to restrictions on transfer and/or forfeiture provisions may be referred to as an award of “Restricted Stock.” Except as provided in the applicable restricted stock agreement, the restrictions on any Stock Award shall terminate as follows: (a) as to one-fourth of the restricted shares granted thereby, on the first anniversary of the date of grant of such Stock Award; (b) as to an additional one-fourth of the restricted shares granted thereby, on the second anniversary of the date of grant of such Restricted Stock; (c) as to an additional one-fourth of the restricted shares granted thereby, on the third anniversary of the date of grant of such Restricted Stock; and (d) as to an additional one-fourth of the restricted shares granted thereby, on the fourth anniversary of the date of grant of such Restricted Stock. A Participant, at his or her option, will be entitled to make the election permitted under Section 83(b) of the Code, to include in gross income in the taxable year in which the Restricted Stock are transferred to him or her, the fair market value of such shares at the time of transfer, notwithstanding that such shares are subject to a substantial risk of forfeiture within the meaning of the Code, or he or she may elect to include in gross income the Fair Market Value of the Restricted Stock as of the date or date on which such restrictions lapse. Notwithstanding the foregoing, the Administrator shall adopt, from time to time, such rules with respect to the return of executed Restricted Stock Agreements as it deems appropriate and failure by a Participant to comply with such rules shall, without limitation, terminate the grant of such Restricted Stock to such Participant and/or cause the forfeiture of any Restricted Stock as to which restrictions have not yet lapsed.

7.  PERFORMANCE AWARDS.

(a)
Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and its timing, may be subject to performance conditions specified by the Administrator at the time of grant (except as provided in this Section 7). The Administrator may use business criteria and other measures of performance it deems appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase amounts payable under any Award subject to performance conditions, except as limited under Section 7(b) hereof in the case of a Performance Award intended to qualify under Section 162(m) of the Code.

(b)
Performance Awards Granted to Designated Covered Employees. If the Administrator determines that a Performance Award to be granted to a person the Administrator regards as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Section 162(m) of the Code, the grant and/or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 7(b)

(i)    Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a  targeted level or levels of performance with respect to such criteria, as  specified by the Administrator consistent with this Section 7(b).  Performance goals shall be objective and shall otherwise meet the  requirements of Section 162(m) of the Code, including the requirement  that the level or levels of performance targeted by the Administrator result  in the performance goals being “substantially uncertain.” The  Administrator may determine that more than one performance goals must  be achieved as a condition to settlement of such Performance Awards.  Performance goals may differ for Performance Awards granted to any one  Participant or to different Participants.

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(ii)    Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified Subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Administrator in establishing performance goals for such Performance Awards and set forth in the applicable Performance Award Agreement (each a “Performance Measure”):

(1)	Earnings before interest, tax, depreciation or amortization (“EBITDA”) (actual and adjusted and either in the aggregate or on a per-Share basis);

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(2)	Earnings (either in the aggregate or on a per-Share basis);

(3)	Net income or loss (either in the aggregate or on a per-Share basis);

(4)	Operating profit;

(5)	Growth or rate of growth in cash flow;

(6)	Cash flow provided by operations (either in the aggregate or on a per-Share basis);

(7)	Free cash flow (either in the aggregate on a per-Share basis);

(8)	Costs;

(9)	Gross revenues;

(10)	Reductions in expense levels;

(11)	Operating and maintenance cost management and employee productivity;

(12)	Stockholder returns (including return on assets, investments, equity, or gross sales);

(13)	Return measures (including return on assets, equity, or sales);

(14)	Growth or rate of growth in return measures;

(15)	Share price (including growth measures and total stockholder return or attainment by the Shares of a specified value for a specified period of time);

(16)	Net economic value;

(17)	Economic value added;

(18)	Aggregate product unit and pricing targets;

(19)
Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market share, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures;

(20)	Achievement of business or operational goals such as market share and/or business development;

(21)	Achievement of diversity objectives;

(22)	Results of customer satisfaction surveys;

(23)	Debt ratings, debt leverage and debt service

(24)	Safety performance;

(25)	Business unit and site accomplishments;

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(26)	Achievement of scientific milestones;

(27)	Corporate governance objectives; and

(28)	Adherence to budget levels.

provided that applicable Performance Measures may be applied on a pre- or post-tax basis; and provided further that the Committee may, on the grant date of an Award intended to comply with the performance-based exception to the limitations of Section 162(m) of the Code, and in the case of other Awards, at any time, provide that the formula for such Award may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss.

(iii)    Performance Period: Timing For Establishing Performance Goals.  Achievement of performance goals in respect of such Performance  Awards shall be measured over such periods of at least 12 months’  duration as may be specified by the Administrator. Performance goals  shall be established on or before the dates that are required or permitted  for "performance-based compensation" under Section 162(m) of the Code.

(iv)    Settlement of Performance Awards; Other Terms. Settlement of Performance Awards may be in cash or Stock, or other Awards, or other property, in the discretion of the Administrator. The Administrator may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable in respect of a Performance Award subject to this Section 7(b). The Administrator shall specify the circumstances in which such Performance Awards shall be forfeited or paid in the event of a termination of employment at least six months prior to the end of a performance period or settlement of Performance Awards, and other terms relating to such Performance Awards. Unless otherwise provided in an award agreement, a Performance Award payable to a Participant for a performance period shall be paid in the calendar year immediately following the calendar year in which the Performance Period ends, but no later than March 15 of the calendar year immediately following the calendar year in which the performance period ends; provided, that except to the extent expressly otherwise required by a written agreement by and between the Participant and the Company, that the Participant is employed by the Company on the date such performance period ends. Except to the extent expressly otherwise required by a written agreement by and between the Participant and the Company, if a Participant is not employed with the Company on the date such performance period ends, such Performance Award shall be forfeited.

8.  CHANGE IN CONTROL PROVISIONS.

(a)	Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control:

(i)
Subject to Section 8(a)(iv) hereof, the vesting and exercisability of any Stock Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred and not then vested and exercisable shall become fully vested and exercisable;

(ii)
Subject to Section 8(a)(iv) hereof, any restrictions applicable to any outstanding Stock Awards shall lapse and the Stock relating to such Awards shall become free of all restrictions and fully vested and transferable;

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(iii)	Subject to Sections 8(a)(iv) and 8(a)(v) hereof, all outstanding repurchase rights of the Company with respect to any outstanding Awards may, in the discretion of the Administrator, terminate;

(iv)
Outstanding Awards shall, provided that no material modification of the Award or any liability results under Section 409A of the Code, be subject to any agreement of merger or reorganization that effects such Change in Control and that provides for:

(A)	The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

(B)	The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

(C)	The substitution by the surviving corporation or its parent or subsidiary of equivalent awards for the outstanding Awards; or

(D)
Settlement of each share of Stock subject to an outstanding Award for the Change in Control Price (less, to the extent applicable, the per share exercise price), or, if the per share exercise price equals or exceeds the Change in Control Price, the outstanding Award shall terminate and be canceled; and

(v)
In the absence of any agreement of merger or reorganization (if applicable) which addresses the effects of such Change in Control and subject to Section 409A of the Code, each share of Stock subject to an outstanding Award shall be settled for the Change in Control Price (less, to the extent applicable, the per share exercise price), or, if the per share exercise price equals or exceeds the Change in Control Price, the outstanding Award shall terminate and be canceled.

(b)	Definition of Change in Control.

(i)	For purposes of the Plan, a “Change in Control” shall occur or be deemed to have occurred only if any of the following events occur:

(A)
The acquisition, directly or indirectly, by any person or group (as those terms are defined in Sections 3(a)(9), 13(d) and 14(d) of the Exchange Act and the rules thereunder) of beneficial ownership (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors (voting securities) of the Company that represent 50% or more of the combined voting power of the Company’s then outstanding voting securities, other than:

(1)
An acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company; or

(2)
An acquisition of voting securities by the Company or a corporation owned, directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company; or

(3)	An acquisition of voting securities pursuant to a transaction described in clause (C) below that would not be a Change of Control under clause (C);

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Notwithstanding the foregoing, neither of the following events shall constitute an acquisition by any person or group for purposes of this subsection (a): an acquisition of the Company’s securities by the Company which causes the Company’s voting securities beneficially owned by a person or group to represent 50% or more of the combined voting power of the Company’s then outstanding voting securities; provided, however, that if a person or group shall become the beneficial owner of 50% or more of the combined voting power of the Company’s then outstanding voting securities by reason of share acquisitions by the Company as described above and shall, after such share acquisitions by the Company, become the beneficial owner of any additional voting securities of the Company, then such acquisition shall constitute a Change of Control; or

(B)
During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in clauses (A) or (C) of this subsection (i)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(C)
The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(1)
Which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by the remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction; and

(2)
After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (2) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(D)	The Company’s stockholders approve a liquidation or dissolution of the Company.

The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change of Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change of Control and any incidental matters relating thereto.

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(ii)	For purposes of Section 8(b), stock ownership is determined under Section 409A of the Code.

(c)
Change in Control Price. For purposes of the Plan, “Change in Control Price” means the lowest of (i) the highest reported sales price of a share of Stock in any transaction reported on the Nasdaq Capital Market, the Nasdaq National Stock Market, or other national securities exchange on which such shares are listed, as applicable, during the 60-day period prior to and including the date of a Change in Control, (ii) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Stock paid in such tender or exchange offer or Corporate Transaction, and (iii) the Fair Market Value of a share of Stock upon the Change in Control. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Board. The Participant shall receive the same form of consideration as holders of common stock, subject to the same restrictions and limitations and indemnification obligations as the holders of common stock and will execute any and all documents required by the Administrator to evidence the same.

9.  MISCELLANEOUS.

(a)
Amendment. The Board may at any time terminate, amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would adversely affect the rights of a Participant under an Award theretofore granted without the Participant’s consent, except such an amendment (i) made to avoid an expense charge to the Company or an Affiliate under applicable law or regulation, (ii) made to permit the Company or an Affiliate a deduction under the Code, or (iii) made to avoid liability under Section 409A of the Code. No such amendment or alteration shall be made without the approval of a majority vote of the Company’s shareholders, present in person or by proxy at any special or annual meeting of the shareholders (1) to the extent such approval is required by law, agreement or the rules of any stock exchange or market on which the Stock is listed, or (2) with respect to any Award that is intended to qualify for an exemption from the limitations of Section 162(m) of the Code, to the extent such approval is required under Section 162(m) to maintain such exemption.

The Administrator may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but except as provided in Section 3 hereof no such amendment shall adversely affect the rights of a Participant without the Participant’s consent. Notwithstanding anything in the Plan to the contrary, neither the Board nor the Administrator will be permitted to (i) amend a Stock Option to reduce its exercise price, (ii) cancel a Stock Option and re-grant a Stock Option with a lower exercise price than the original exercise price of the cancelled Stock Option, or (iii) take any other action (whether in the form of an amendment, cancellation or replacement grant) that has the effect of repricing a Stock Option.

(b)
Unfunded Status of Plan. It is intended that this Plan be an “unfunded” plan for incentive and deferred compensation. The Administrator may authorize the creation of trusts or other arrangements to meet the obligations created under this Plan to deliver Stock or make payments, provided that, unless the Administrator otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of this Plan.

(c)	General Provisions.

(i)
Unless the shares to be issued in connection with an Award are registered prior to the issuance thereof under the Securities Act of 1933, as amended, the Administrator may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares for his or her own account as an investment without a view to or for sale in connection with, the distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

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All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange or market on which the Stock is then listed and any applicable Federal or state securities law, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(ii)	Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting other or additional compensation arrangements for its employees.

(iii)
The adoption of the Plan shall not confer upon any employee, director, associate, consultant or advisor any right to continued employment, directorship or service, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment or service of any employee, consultant or advisor at any time.

(iv)
No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Administrator, withholding obligations may be settled with Stock, including Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company, its Subsidiaries and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Administrator may establish such procedures as it deems appropriate for the settlement of withholding obligations with Stock.

(v)
The Administrator shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant’s death are to be paid. In the event of the death of a Participant, a condition of exercising any Award shall be the delivery to the Company of such tax waivers and other documents as the Administrator shall determine.

(vi)
Neither any Participant nor his or her legal representatives, legatees or distributees shall be or be deemed to be the holder of any share of Stock covered hereby unless and until a certificate for such share has been issued. Upon payment of the purchase price thereof, a share shall be fully paid and non-assessable.

(vii)
The grant of an Award shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets, or issue bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock, or take any other corporate act or proceeding whether of a similar character or otherwise.

(viii)
If any payment or right accruing to a Participant under this Plan (without the application of this Section 9(c)(viii)), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate (“Total Payments”) would constitute a “parachute payment” (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under this Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code; provided, however, that the foregoing shall not apply to the extent provided otherwise in an Award or in the event the Participant is party to an agreement with the Company or an Affiliate that explicitly provides for an alternate treatment of payments or rights that would constitute “parachute payments.” The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Administrator in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Administrator in making such determination and providing the necessary information for this purpose. The foregoing provisions of this Section 9(c)(viii) shall apply with respect to any person only if, after reduction for any applicable Federal excise tax imposed by Section 4999 of the Code and Federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of this Plan and after reduction for only Federal income taxes.

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(ix)
To the extent that the Administrator determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Administrator in its discretion may modify those restrictions as it determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

(x)	The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

(xi)
If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

(xii)
This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant’s heirs, legal representatives and successors.

(xiii)
This Plan and each agreement granting an Award constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between this Plan and such agreement, the terms and conditions of the Plan shall control.

(xiv)
In the event there is an effective registration statement under the Securities Act pursuant to which shares of Stock shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares of Stock received, directly or indirectly, as an Award or pursuant to the exercise or settlement of an Award.

(xv)
None of the Company, an Affiliate or the Administrator shall have any duty or obligation to disclose affirmatively to a record or beneficial holder of Stock or an Award, and such holder shall have no right to be advised of, any material information regarding the Company or any Affiliate at any time prior to, upon or in connection with receipt or the exercise of an Award or the Company’s purchase of Stock or an Award from such holder in accordance with the terms hereof.

(xvi)	This Plan, and all Awards, agreements and actions hereunder, shall be governed by, and construed in accordance with, the laws of the state of Delaware (other than its law respecting choice of law).

(xvii)
No Award granted pursuant to this Plan is intended to constitute “deferred compensation” as defined in Section 409A of the Code, and the Plan and the terms of all Awards shall be interpreted accordingly. If any provision of the Plan or an Award contravenes any regulations or Treasury guidance promulgated under Section 409A of the Code or could cause an Award to be subject to the penalties and interest under Section 409A of the Code, such provision of the Plan or Award shall be modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without resulting in liability under Section 409A of the Code.

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10.  DEFINITIONS.

For purposes of this Plan, the following terms are defined as set forth below:

(a)
“Affiliate” means a corporation or other entity (i) controlled by the Company and which, in the case of grants of Stock Options and Stock Appreciation Rights would, together with the Company, be classified as the “service recipient” (as defined in the regulations under Section 409A of the Code) with respect to an Eligible Individual, and (ii) is designated by the Administrator as such.

(b)	“Award” means a Stock Appreciation Right, Stock Option or Stock Award.

(c)	“Board” means the Board of Directors of the Company.

(d)
“Cause” means (i) the commission by the Participant of any act or omission that would constitute a felony or any crime of moral turpitude under Federal law or the law of the state or foreign law in which such action occurred, (ii) dishonesty, disloyalty, fraud, embezzlement, theft, disclosure of trade secrets or confidential information or other acts or omissions that result in a breach of fiduciary or other material duty to the Company and/or a Subsidiary; or (iii) continued reporting to work or working under the influence of alcohol, an illegal drug, an intoxicant or a controlled substance which renders Participant incapable of performing his or her material duties to the satisfaction of the Company and/or its Subsidiaries. Notwithstanding the foregoing, if the Participant and the Company or the Affiliate have entered into an employment or services agreement which defines the term “Cause” (or a similar term), such definition shall govern for purposes of determining whether such Participant has been terminated for Cause for purposes of this Plan. The determination of Cause shall be made by the Administrator, in its sole discretion.

(e)	“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(f)	“Commission” means the Securities and Exchange Commission or any successor agency.

(g)
“Committee” means a committee of Directors appointed by the Board to administer this Plan. Insofar as the Committee is responsible for granting Awards to Participants hereunder, it shall consist solely of two or more directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3, an “outside director” under Section 162(m) of the Code, an “independent director” as defined by the Sarbanes-Oxley Act of 2002, and “independent” as defined by the rules of any stock exchange or market on which the Stock is listed.

(h)	“Covered Employee” means a person who is a “covered employee” within the meaning of Section 162(m) of the Code.

(i)	“Director” means a member of the Company’s Board.

(j)
“Disability” means mental or physical illness that entitles the Participant to receive benefits under the long-term disability plan of the Company or an Affiliate, or if the Participant is not covered by such a plan or the Participant is not an employee of the Company or an Affiliate, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant’s duties for the Company or an Affiliate; provided, however, that a Disability shall not qualify under this Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered or incurred while participating in a criminal offense. Notwithstanding the foregoing, if the Participant and the Company or an Affiliate have entered into an employment or services agreement which defines the term “Disability” (or a similar term), such definition shall govern for purposes of determining whether such Participant suffers a Disability for purposes of this Plan. The determination of Disability shall be made by the Administrator, in its sole discretion. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

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(k)	“Effective Date” of the amendment and restatement of the Plan means April 29, 2008. The 2006 Plan was originally effective on July 1, 2006.

(l)
“Eligible Individual” means any (i) officer, employee, associate or director of the Company or a Subsidiary or Affiliate, (ii) any consultant or advisor providing services to the Company or a Subsidiary or Affiliate, or (iii) employees of (x) a corporation or other business enterprise which has been acquired by the Company or a Subsidiary, which, in the case of grants of Stock Options and Stock Appreciation Rights would, together with the Company and, if applicable, the Subsidiary, be classified as the “service recipient” (as defined in the regulations under Section 409A of the Code) with respect to such employees and (y) who hold options with respect to the stock of such corporation which the Company has agreed to assume.

(m)	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

(n)
“Fair Market Value” means, as of any given date, the fair market value of the Stock as determined by the Administrator or under procedures established by the Administrator, in accordance with Section 409A of the Code and the regulations issued thereunder. Unless otherwise determined by the Administrator, the Fair Market Value per share on any date shall be the most recent closing sales price per share of the Stock on the Nasdaq Capital Market, the Nasdaq National Stock Market, or the principal stock exchange or market on which the Stock is then traded on the business day preceding the date as of which such value is being determined or the last previous day on which a sale was reported if no sale of the Stock was reported on such date on such Exchange on such business day.

(o)
“Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a Participant (including adoptive relationships); any person sharing the Participant’s household (other than a tenant or employee); any trust in which the Participant and any of these persons have all of the beneficial interest; any foundation in which the Participant and any of these persons control the management of the assets; any corporation, partnership, limited liability company or other entity in which the Participant and any of these other persons are the direct and beneficial owners of all of the equity interests (provided the Participant and these other persons agree in writing to remain the direct and beneficial owners of all such equity interests); and any personal representative of the Participant upon the Participant’s death for purposes of administration of the Participant’s estate or upon the Participant’s incompetency for purposes of the protection and management of the assets of the Participant.

(p)	“Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(q)	“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(r)	“Optionee” means a person who holds a Stock Option.

(s)	“Participant” means a person granted an Award.

(t)	“Performance Award” means a right, granted to a Participant under Section 7, to receive Awards based upon performance criteria specified by the Administrator.

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(u)
“Representative” means (i) the person or entity acting as the executor or administrator of a Participant’s estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had his or her primary residence at the date of the Participant’s death; (ii) the person or entity acting as the guardian or temporary guardian of a Participant; (iii) the person or entity which is the beneficiary of the Participant upon or following the Participant’s death; or (iv) any person to whom an Option has been transferred with the permission of the Administrator or by operation of law; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Administrator.

(v)	“Retirement” means termination of employment or provision of services without Cause, death or Disability on or after age 65 with 5 years of service.

(w)	“Stock” means the common stock, par value $0.005 per share, of the Company.

(x)	“Stock Appreciation Right” means a right granted under Section 5.

(y)	“Stock Award” means an Award, other than a Stock Option or Stock Appreciation Right, made in Stock or denominated in shares of Stock.

(z)	“Stock Option” means an option granted under Section 4.

(aa)	“Subsidiary” means any company during any period in which it is a “subsidiary corporation” (as such term is defined in Section 424(f) of the Code) with respect to the Company.

(bb)
“Ten Percent Holder” means an individual who owns, or is deemed to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary corporation of the Company, determined pursuant to the rules applicable to Section 422(b)(6) of the Code.

In addition, certain other terms used herein have the definitions given to them in the first places in which they are used.

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CLEVELAND BIOLABS, INC.

VOTE BY INTERNET OR TELEPHONE
QUICK ★★★ EASY ★★★ IMMEDIATE

As a stockholder of Cleveland Biolabs, Inc., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on April 28, 2008.

Vote Your Proxy on the Internet:		***Vote Your Proxy by Phone:*** **Call 1 (866) 894-0537**		***Vote Your Proxy by mail:***
Go to www.continentalstock.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.	OR	Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

CLEVELAND BIOLABS, INC.

Please mark your votes like this **X**

1. Election of Directors
NOMINEES:
01 James J. Antal 02 Paul E. DiCorleto
03 Michael Fonstein 04 Andrei Gudkov
05 Bernard L. Kasten 06 Yakov Kogan
07 H. Daniel Perez

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT (indicate excepted nominee to the left)
☐	☐	☐

____
(Except nominee(s) written above.)

	FOR	AGAINST	ABSTAIN
2. Ratification of Meaden & Moore, Ltd. as auditor for the fiscal year ending December 31, 2008	☐	☐	☐
3. Approval of the amendment and restatement of the Cleveland BioLabs, Inc. 2006 Equity Incentive Plan	☐	☐	☐

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the Proxy Statement.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature ______________ **Signature** ______________ **Date** __________, **2008.**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

CLEVELAND BIOLABS, INC.

Proxy Solicited on Behalf of the Board of Directors
For The Annual Meeting of Stockholders—April 29, 2008

The undersigned appoints Michael Fonstein and John A. Marhofer, Jr., and each of them, as proxies, with full power of substitution and revocation, to vote, as designated on the reverse side hereof, all the Common Stock of Cleveland BioLabs, Inc. which the undersigned has power to vote, with all powers which the undersigned would possess if personally present, at the annual meeting of stockholders thereof to be held on April 29, 2008, or at any adjournment or postponement thereof. The proxies are authorized to vote, in their discretion, upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof. The undersigned hereby revokes **ALL** previous proxies given to vote at the Annual Meeting of Stockholders to be held on April 29, 2008, or at any adjournment or postponement thereof.

Unless otherwise marked, this proxy will be voted FOR the election of the nominees named in Proposal 1, FOR the ratification of the appointment of Meaden & Moore, Ltd. as independent auditor as described in Proposal 2, and FOR the approval of the amendment and restatement of the Cleveland Biolabs, Inc. 2006 Equity Incentive Plan, as described in Proposal 3.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued, and to be marked, dated and signed, on the other side)